UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Moleculin Biotech, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Moleculin Biotech, Inc.

5300 Memorial Drive, Suite 950

Houston, TX 77007

(713) 300-5160

To the Stockholders of Moleculin Biotech, Inc.:

You are cordially invited to attend the Annual Meeting of Stockholders of Moleculin Biotech, Inc. on August 18, 2025. The Annual Meeting will begin at 10:00 a.m. local time at the corporate offices of Moleculin Biotech, Inc., 5300 Memorial Drive, Suite 950, Houston, TX 77007.

In accordance with the Securities and Exchange Commission’s “notice and access” model, we are providing our Notice of Annual Meeting of Shareholders, Proxy Statement, Annual Report on Form 10-K and Amendment No. 1 to our Annual Report on Form 10-K/A for the year ended December 31, 2024, to you online with paper copies available, free of charge, upon request. On or about July 8, 2025, we will begin mailing a Notice of Internet Availability of Proxy Materials detailing how to access the proxy materials electronically and how to submit your proxy via the Internet. The Notice of Internet Availability of Proxy Materials also provides instructions on how to request and obtain paper copies of the proxy materials and proxy card or voting instruction form, as applicable. The Notice of Internet Availability of Proxy Materials is not a proxy card and cannot be used to vote your shares. We believe this process provides our shareholders with a convenient way to access the proxy materials and submit their proxies online, while allowing us to reduce our environmental impact as well as the costs of printing and distribution.

Shareholders of record at the close of business on June 20, 2025 are entitled to vote on the matters presented at the Annual Meeting.

We intend to hold our Annual Meeting in person and we look forward to seeing you on August 18, 2025. We encourage you to attend the Annual Meeting, but if you are unable to attend, it is important that you vote in advance via the Internet, or by signing, dating and returning the proxy card. Your cooperation is appreciated since one-third of the common stock must be represented, either in person or by proxy, to constitute a quorum for the transaction of business at the Annual Meeting.

Very truly yours,

MOLECULIN BIOTECH, INC.

By:	/s/ Walter V. Klemp
Walter V. Klemp
Chairman of the Board and Chief Executive Officer

Moleculin Biotech, Inc.

5300 Memorial Drive, Suite 950

Houston, TX 77007

(713) 300-5160

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held August 18, 2025

TO THE STOCKHOLDERS OF MOLECULIN BIOTECH, INC.:

NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders of Moleculin Biotech, Inc. (the “Company”) will be held at the corporate offices at 5300 Memorial Drive, Suite 950, Houston, TX 77007, on August 18, 2025, at 10:00 a.m., local time, for the following purposes, as described in the accompanying Proxy Statement:

1.

To elect six Board nominees to the Board of Directors of the Company, each to serve until the 2026 annual meeting of stockholders of the Company or until such person’s successor is qualified and elected.

2.	To ratify the appointment of Grant Thornton, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

3.	To approve an amendment to the Moleculin Biotech, Inc. 2024 Equity Incentive Plan to increase the number of shares authorized for issuance thereunder.

4.	To vote on a non-binding, advisory resolution to approve executive compensation.

5.

To approve, for purposes complying with Nasdaq Listing Rule 5635(d), to approve the issuance of up to 6,542,058 shares of Company common stock upon the exercise of certain warrants issued on February 26, 2025 in a private placement.

6.

To approve, for purposes complying with Nasdaq Listing Rule 5635(d), to approve the issuance of up to 148,740,000 shares of Company common stock upon the exercise of certain warrants issued on June 23, 2025 in a public offering.

7.

To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to eliminate supermajority voting requirements to amend the Amended and Restated Certificate of Incorporation.

8.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of common stock from 100,000,000 shares to 500,000,000 shares.

9.	To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to grant our Board of Directors authority to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a reverse stock split ratio of between 1-for-2 to 1-for-30 (or any whole number in between), as determined by the Board in its sole discretion, prior to the one-year anniversary of this Annual Meeting.

10.

To authorize the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the above proposals.

The Board of Directors (the “Board”) is not aware of any other business that will be presented for consideration at the Annual Meeting. If any other matters should be properly presented at the Annual Meeting or any adjournments or postponements of the Annual Meeting for action by stockholders, the persons named in the form of proxy will vote the proxy in accordance with their best judgment on that matter.

Only stockholders of record of the Company at the close of business on June 20, 2025, are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. A complete list of these stockholders will be open for the examination of any stockholder of record at the Company’s principal executive offices located at 5300 Memorial Drive, Suite 950, Houston, TX 77007 for a period of ten days prior to the Annual Meeting. The list will also be available for the examination of any stockholder of record present at the Annual Meeting. The Annual Meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED.

By Order of the Board of Directors,

MOLECULIN BIOTECH, INC.
/s/ Walter V. Klemp
Houston, Texas	Walter V. Klemp
July 8, 2025	Chairman of the Board and Chief Executive Officer

Page

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	1
WHAT IS THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS THAT I RECEIVED AND WHY AM I RECEIVING IT?	1
WHAT PROPOSALS WILL BE ADDRESSED AT THE ANNUAL MEETING?	1
WHO MAY VOTE ON THESE PROPOSALS?	1
HOW MANY VOTES DO I HAVE?	1
WHY WOULD THE ANNUAL MEETING BE POSTPONED?	1
HOW DO I VOTE WITHOUT ATTENDING THE MEETING?	2
HOW DO I VOTE IN PERSON?	2
MAY I REVOKE MY PROXY?	2
WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?	2
ARE THERE ANY RIGHTS OF APPRAISAL?	3
WHO BEARS THE COST OF SOLICITING PROXIES?	3
WHERE ARE MOLECULIN’S PRINCIPAL EXECUTIVE OFFICES?	3
HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT MOLECULIN?	3
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	4
INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS	4
GOVERNANCE OF THE COMPANY	7
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS	10
RELATED PARTY TRANSACTIONS	15
PROPOSAL 1: ELECTION OF DIRECTORS	16
PROPOSAL 2: TO RATIFY THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	16
AUDIT COMMITTEE REPORT	17
PROPOSAL 3: TO APPROVE AN AMENDMENT TO THE MOLECULIN BIOTECH, INC. 2024 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER.	21
PROPOSAL 4: TO VOTE ON A NON-BINDING, ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION	21
PROPOSAL 5: TO APPROVE THE NASDAQ PROPOSAL FOR CERTAIN WARRANTS ISSUED ON FEBRUARY 26, 2025	22
PROPOSAL 6: TO APPROVE THE NASDAQ PROPOSAL FOR CERTAIN WARRANTS ISSUED ON JUNE 23, 2025	25
PROPOSAL 7: TO APPROVE AN AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY VOTING REQUIREMENTS TO AMEND THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION	25
PROPOSAL 8: TO APPROVE AN AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 TO 500,000,000 SHARES	34
PROPOSAL 9: TO APPROVE AN AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO GRANT OUR BOARD OF DIRECTOR'S AUTHORITY TO EFFECT A REVERSE STOCK SPLIT OF THE OUTSTANDING SHARES OF THE COMPANY'S COMMON STOCK	29
PROPOSAL 10: TO AUTHORIZE AND ADJOURN THE ANNUAL MEETING	34
OTHER PROPOSED ACTION	34
HOUSEHOLDING OF PROXY MATERIALS	34
STOCKHOLDER PROPOSALS AND SUBMISSIONS	35
ANNUAL REPORT	35
ANNEX A - MOLECULIN BIOTECH, INC. 2024 EQUITY INCENTIVE PLAN	36
ANNEX B - TEXT OF PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION FOR PROPOSAL 7	48
ANNEX C - TEXT OF PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION FOR PROPOSAL 8	49
ANNEX D - TEXT OF PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION FOR PROPOSAL 9	50

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDER MEETING TO BE HELD AUGUST 18, 2025:

As permitted by the “Notice and Access” rules of the U.S. Securities and Exchange Commission (the “SEC”), we are making this Proxy Statement, the proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”), available to stockholders electronically via the Internet at the following website: www.ProxyVote.com. On or about July 8, 2025, we will begin mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) that contains instructions on how stockholders may access and review all of the proxy materials and how to vote. If you received a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials in the mail unless you request a copy. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability.

MOLECULIN BIOTECH, INC.

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AUGUST 18, 2025

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHAT IS THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS THAT I RECEIVED IN THE MAIL AND WHY AM I RECEIVING IT?

In accordance with rules adopted by the SEC, except for stockholders who have requested otherwise, we have generally mailed to our stockholders a Notice of Internet Availability. The Notice of Internet Availability provides instructions either for accessing our proxy materials, including this Proxy Statement, the form of Proxy, and the Annual Report, at the website address referred to in the Notice of Internet Availability, or for requesting printed copies of the proxy materials by mail or electronically by e-mail. If you would like to receive a paper or e-mail copy of our proxy materials either for this Annual Meeting or for all future meetings, you should follow the instructions for requesting such materials included in the Notice of Internet Availability we mailed to you.

Our Board provided the Notice of Internet Availability and is making the proxy materials available to you in connection with the Annual Meeting, to be held on August 18, 2025 at 5300 Memorial Drive, Suite 950, Houston, TX 77007, at 10:00 a.m., local time. As a stockholder of record as of June 20, 2025, you are invited to attend the Annual Meeting, and are entitled to and requested to vote on the items of business described in this Proxy Statement.

The terms “Moleculin,” “Company,” “we,” or “our” refer to Moleculin Biotech, Inc.

WHAT PROPOSALS WILL BE ADDRESSED AT THE ANNUAL MEETING?

We will address the following proposals at the Annual Meeting:

1.

To elect six Board nominees to the Board of Directors of the Company, each to serve until the 2026 annual meeting of stockholders of the Company or until such person’s successor is qualified and elected.

2.	To ratify the appointment of Grant Thornton, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

3.	To approve an amendment to the Moleculin Biotech, Inc. 2024 Equity Incentive Plan to increase the number of shares authorized for issuance thereunder.

4.	To vote on a non-binding, advisory resolution to approve executive compensation.

5.	To approve, for purposes complying with Nasdaq Listing Rule 5635(d), to approve the issuance of up to 6,542,058 shares of Company common stock upon the exercise of certain warrants issued on February 26, 2025 in a private placement.

6.	To approve, for purposes complying with Nasdaq Listing Rule 5635(d), to approve the issuance of up to 148,740,000 shares of Company common stock upon the exercise of certain warrants issued on June 23, 2025 in a public offering

7.	To approve an amendment to the Company's Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) to eliminate supermajority voting requirements to amend the Certificate of Incorporation.

8.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of common stock from 100,000,000 shares to 500,000,000 shares

9.	To approve an amendment to the Company's Certificate of Incorporation to grant our Board of Directors authority to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a reverse stock split ratio of between 1-for-2 to 1-for-30 (or any whole number in between), as determined by the Board in its sole discretion, prior to the one-year anniversary of this Annual Meeting.

10.

To authorize the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the above proposals.

WHO MAY VOTE ON THESE PROPOSALS?

We will send the Notice of Internet Availability on or about July 8, 2025, to all stockholders as of June 20, 2025 (the “Record Date”). Stockholders who owned shares of our common stock at the close of business on the Record Date are entitled to vote at the Annual Meeting on all matters properly brought before the Annual Meeting.

On the Record Date, we had 14,127,494 shares of issued and outstanding common stock entitled to vote at the Annual Meeting.

HOW MANY VOTES DO I HAVE?

Each share of common stock is entitled to one vote on each matter presented at the Annual Meeting. Cumulative voting is not permitted.

WHY WOULD THE ANNUAL MEETING BE POSTPONED?

The Annual Meeting will be postponed if a quorum is not present on August 18, 2025. The presence in person or by proxy of the holders of one-third in voting power of the outstanding shares of capital stock entitled to vote at the Annual Meeting as of the Record Date, will constitute a quorum and is required to transact business at the Annual Meeting. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained.

Abstentions and broker non-votes are treated as shares present or represented at the meeting, but are not counted as votes cast. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers (broker non-votes) are not considered to be "entitled to vote" on that matter and are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purposes of determining the existence of a quorum at the Annual Meeting.

HOW DO I VOTE WITHOUT ATTENDING THE MEETING?

If you are the stockholder of record, you may vote by one of the following methods as instructed on the Notice of Internet Availability:

•              Voting over the Internet: If you are a stockholder of record, you may use the Internet to transmit your vote up until 11:59 P.M., Eastern Time, August 17, 2025 (the day before the Annual Meeting). Visit www.proxyvote.com and have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

•              Voting by Telephone: If you are a stockholder of record, you may call 1-800-690-6903, toll-free in the United States, U.S. territories and Canada, and use any touch-tone telephone to transmit your vote up until 11:59 P.M., Eastern Time, August 17, 2025 (the day before the Annual Meeting). Have your proxy card in hand when you call and then follow the instructions.

•              By Mail: If you elect to vote by mail and you requested and received a printed set of proxy materials, you may mark, sign, date and mail the proxy card you received from us in the return envelope. If you did not receive a printed proxy card and wish to vote by mail, you may do so by requesting a paper copy of the proxy materials (as described below), which will include a proxy card.

Whichever method of voting you use, the proxies identified on the proxy card will vote the shares of which you are the stockholder of record in accordance with your instructions. If you submit a proxy card properly voted and returned through available channels without giving specific voting instructions, the proxies will vote the shares as recommended by our Board.

If you own your shares in “street name,” that is, through a brokerage account or in another nominee form, you must provide instructions to the broker or nominee as to how your shares should be voted. Your broker or nominee will usually provide you with the appropriate instruction forms at the time you receive the proxy materials. If you own your shares in this manner, you cannot vote in person at the Annual Meeting unless you receive a proxy to do so from the broker or the nominee.

HOW DO I VOTE IN PERSON?

If you plan to attend the Annual Meeting and vote in person on August 18, 2025, or at a later date if the meeting is adjourned or postponed, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit and authorizing you to vote the shares.

MAY I REVOKE MY PROXY?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in three ways:

1.	You may send in another proxy with a later date.
2.

You may notify us in writing (or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Annual Meeting that you are revoking your proxy.

3.	You may vote in person at the Annual Meeting.
4.

If you are a record owner of your shares and you submitted your proxy by telephone or via the Internet, you may change your vote or revoke your proxy with a later telephone or Internet proxy, as the case may be.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Proposal 1: Election of Directors.

A plurality of the votes cast is required to elect director nominees, and as such, the six nominees who receive the greatest number of “FOR” votes cast by stockholders, entitled to vote at the meeting, will be elected. A nominee who receives a plurality means he or she has received more “FOR” votes than any other nominee for the same director’s seat. Broker non-votes will have no effect on this proposal.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.

The approval of Proposal 2 requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on the matter. Broker non-votes and abstentions will not be taken into account in determining the outcome of the proposal.

We believe this proposal will be considered to be a “routine” matter and, accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority to vote on this proposal.

Proposal 3: To approve an amendment to the Moleculin Biotech, Inc. 2024 Equity Incentive Plan to increase the number of shares authorized for issuance thereunder.

The approval of Proposal 3 requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on the matter. Broker non-votes and abstentions will not be taken into account in determining the outcome of the proposal.

Proposal 4: To vote on a non-binding, advisory resolution to approve executive compensation.

The approval of Proposal 4 requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on the matter. Broker non-votes and abstentions will not be taken into account in determining the outcome of the proposal.

Proposal 5: To approve, for purposes complying with Nasdaq Listing Rule 5635(d), to approve the issuance of up to 6,542,058 shares of Company common stock upon the exercise of certain warrants issued on February 26, 2025 in a private placement.

The approval of Proposal 5 requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on the matter. Broker non-votes and abstentions will not be taken into account in determining the outcome of the proposal.

Proposal 6: To approve, for purposes complying with Nasdaq Listing Rule 5635(d), to approve the issuance of up to 148,740,000 shares of Company common stock upon the exercise of certain warrants issued on June 23, 2025 in a public offering.

The approval of Proposal 6 requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on the matter. Broker non-votes and abstentions will not be taken into account in determining the outcome of the proposal.

Proposal 7: To approve an amendment to the Company's Certificate of Incorporation to eliminate supermajority voting requirements to amend the Amended and Restated Certificate of Incorporation.

The approval of Proposal 6 requires the affirmative vote of two-thirds of our outstanding shares entitled to vote on the matter. Broker non-votes and abstentions will be counted as votes against the proposal.

Proposal 8: To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of common stock from 100,000,000 shares to 500,000,000 shares.

The approval of Proposal 8 requires that the votes cast for the proposal must exceed the votes cast against the proposal. Broker non-votes and abstentions will not be taken into account in determining the outcome of the proposal.

Proposal 9: To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to grant our Board of Directors authority to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a reverse stock split ratio of between 1-for-2 to 1-for-30 (or any whole number in between), as determined by the Board in its sole discretion, prior to the one-year anniversary of this Annual Meeting.

The approval of Proposal 9 requires that the votes cast for the proposal must exceed the votes cast against the proposal. Broker non-votes and abstentions will not be taken into account in determining the outcome of the proposal.

Proposal 10: To authorize the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the above proposals.

The approval of Proposal 10 requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on the matter. Broker non-votes and abstentions will not be taken into account in determining the outcome of the proposal.

Other Business That Is Properly Brought Before the Annual Meeting

If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares in its discretion on routine matters. However, absent your instructions, the record holder will not be permitted to vote your shares on a non-routine matter, which are referred to as "broker non-votes", properly brought before the meeting. Broker non-votes (shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients) are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that proposal, but will be counted in determining whether there is a quorum present.

ARE THERE ANY RIGHTS OF APPRAISAL?

The Board of Directors is not proposing any action for which the laws of the State of Delaware, our Certificate of Incorporation or our Amended and Restated Bylaws (our “Bylaws”) provide a right of a stockholder to obtain appraisal of or payment for such stockholder’s shares.

WHO BEARS THE COST OF SOLICITING PROXIES?

We will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution.

We have engaged Okapi Partners LLC (“Okapi”) to assist us in soliciting proxies for the Annual Meeting. We will pay Okapi a base fee of $11,500, plus reasonable out-of-pocket expenses. We estimate the total amount payable to Okapi, including expenses will be approximately $20,000.

Okapi may solicit the return of proxies, either by mail, telephone, email or through personal contact. Our directors and employees may also solicit proxies in person, by telephone, fax, electronic transmission or other means of communication. We will not pay these directors and employees any additional compensation for these services. We will ask banks, brokerage firms, and other institutions, nominees, and fiduciaries to forward these proxy materials to their principal, and to obtain authority to execute proxies, and will reimburse them for their expenses.

WHERE ARE MOLECULIN’S PRINCIPAL EXECUTIVE OFFICES?

The principal executive offices of Moleculin are located at 5300 Memorial Drive, Suite 950, Houston, TX 77007 and our telephone number is (713) 300-5160.

HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT MOLECULIN?

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including Moleculin, that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, our filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E. Washington, DC 20549.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of June 20, 2025, regarding beneficial ownership of our common stock by:

•     each of our directors;

•     each of our named executive officers;

•     all directors and executive officers as a group; and

•     each person, or group of affiliated persons, known by us to beneficially own more than five percent of our shares of common stock.

Beneficial ownership is determined according to the rules of the SEC, and generally means that person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power of that security and includes options that are currently exercisable or exercisable within 60 days. Each director or officer, as the case may be, has furnished us with information with respect to beneficial ownership. Except as otherwise indicated, we believe that the beneficial owners of common stock listed below, based on the information each of them has given to us, have sole investment and voting power with respect to their shares, except where community property laws may apply. Except as otherwise noted below, the address for each person or entity listed in the table is c/o Moleculin Biotech, Inc., 5300 Memorial Drive, Suite 950, Houston, Texas 77007.

	As of June 20, 2025
	Shares beneficially owned		Percent of Class (1)
Name of Beneficial Owner
Walter V. Klemp	136,971	(2)	1%
Jonathan P. Foster	52,060	(3)	Less than 1%
Donald Picker	30,305	(4)	Less than 1%
Robert George	16,315	(5)	Less than 1%
Michael Cannon	15,336	(6)	Less than 1%
John Climaco	15,169	(6)	Less than 1%
Elizabeth Cermak	14,668	(6)	Less than 1%
Joy Yan	14,001	(6)	Less than 1%
Directors and Executive Officers as a Group (8 persons)	294,825	(7)	2.1%

(1) Based on 14,127,494 shares of common stock outstanding as of June 20, 2025.

(2) Includes 15,900 shares held by AnnaMed, Inc. that have been included in the amount for Mr. Klemp. Mr. Klemp has voting and dispositive power over the shares held by AnnaMed, Inc. Includes 59,939 shares underlying options exercisable within 60 days of June 20, 2025.

(3) Includes 38,017 shares underlying options exercisable within 60 days of June 20, 2025.

(4) Of the amount in the table, 7,000 shares held by IntertechBio Corp. have been included in the amounts for Dr. Picker. Dr. Picker shares voting and dispositive power over the shares held by IntertechBio Corp. Includes 14,489 shares underlying options exercisable within 60 days of June 20, 2025.

(5) Includes 15,336 shares underlying options exercisable within 60 days of June 20, 2025.

(6) Consists solely of shares underlying options exercisable within 60 days of June 20, 2025.

(7) Consists of the shares identified in footnotes (2)-(6).

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

Directors and Executive Officers

The following table sets forth the names and ages of all of our directors and executive officers as of June 20, 2025. Our officers are appointed by, and serve at the pleasure of, the Board of Directors.

Name	Age	Position
Walter V. Klemp	66	Chairman of the Board, President and Chief Executive Officer
Jonathan P. Foster	61	Chief Financial Officer and Executive Vice President
Donald Picker	80	Chief Scientific Officer
Robert E. George	75	Director
Michael D. Cannon	80	Director
John Climaco	56	Director
Elizabeth A. Cermak	67	Director
Joy Yan	46	Director

Set forth below is biographical information about each of the individuals named in the tables above:

Walter V. Klemp - Chairman of the Board, President and Chief Executive Officer

Mr. Klemp is a co-founder of our company and has served as our chairman of the board and chief executive officer since July 2015 and as president since August 2017. Mr. Klemp has also served as Executive Chairman of the Board of Autonomix Medical, Inc. (Nasdaq: AMIX) since January 2022. From July 2018 until December 2021, Mr. Klemp served as executive chairman on the board of directors of Soliton, Inc., a medical device company focused on developing new technology for use in aesthetics. In December 2021 Soliton, Inc. was acquired by AbbVie, Inc. From November 2011 to July 2018, Mr. Klemp served as chief executive officer of Soliton. Mr. Klemp served as president and chief executive officer of Zeno Corporation from 2004 to April 2011, where he developed and marketed dermatology devices and drugs from concept through FDA approval and market launch. From 1987 to 2000, Mr. Klemp served as chief executive officer and chairman of Drypers Corporation, a publicly traded multinational consumer products company that was listed as #1 on the INC 500 List of America’s Fastest Growing Companies. We believe that Mr. Klemp’s history with our company and background, coupled with his extensive experience in the medical field, provide him with the qualifications to serve as a Chairman of the Board and CEO.

Jonathan P. Foster - Executive Vice President and Chief Financial Officer

Mr. Foster has served as our chief financial officer and executive vice president since August 2016. Mr. Foster brings more than 30 years in financial experience holding a variety of executive and senior financial positions with public, private, start-up to large corporate and international companies. From February 2012 to August 2016, Mr. Foster served as Chief Financial Officer and Executive Vice President of InfuSystem Holdings, Inc., a national provider of infusion pumps and related services to the healthcare industry. From May 2011 to January 2012, Mr. Foster served as a consultant to the Chief Financial Officer of LSG Sky Chefs, USA, Inc., a subsidiary of Deutsche Lufthansa AG.

Prior to that Mr. Foster served in various C-suite capacities with public and private companies with his start beginning as Manager at Deloitte & Touche, LLP. Mr. Foster served on the Board of Financial Institutions for the State of South Carolina from 2006 to 2012 and from June 2018 until December 2021 served on the Board of Directors of Soliton, Inc., a medical device company focused on developing new technology for use in aesthetics, where he was the chair of the Audit and Compensation Committees and the past chair of the Nominating & Governance Committee. In December 2021 Soliton, Inc. was acquired by AbbVie, Inc. Since June 2021, Mr. Foster has served on the Board of Directors of Volcon, Inc. (VLCN), an electric off-road vehicle company listed on Nasdaq, where he is the past chair and current member of the Audit Committee, a member of the Nominating & Governance Committee and is the Chair of the Compensation Committee. Mr. Foster has also served on the Board of Directors of Autonomix Medical, Inc. (AMIX), a medical device company listed on Nasdaq, since January 2022. There he serves as the chair of the Audit and Compensation committees. Mr. Foster is a Certified Public Accountant (South Carolina) and holds the designation of Chartered Global Management Accountant from the American Institute of Certified Public Accountants. He received his BS in Accounting from Clemson University in 1985.

Donald Picker, PhD - Chief Scientific Officer

Dr. Picker has served as our chief scientific officer since August 2017 after serving as our chief operating officer from July 2015 until August 2017 and as our president from January 2016 to August 2017. From 2006 through 2007, Dr. Picker was the President of Tapestry Pharmaceuticals. From 1998 to 2003, Dr. Picker was CEO of Synergy Pharmaceuticals. Synergy was merged into Callisto Pharmaceuticals where he was vice president of research and development until 2006. Dr. Picker led the development of carboplatin and cisplatin from concept to FDA approval. From 2018 to 2019, Dr. Picker served on the board of directors of CNS Pharmaceuticals, Inc., and Dr. Picker currently serves as the Chief Science Officer of CNS Pharmaceuticals, Inc. on a part-time basis. Dr. Picker received his BS degree from Brooklyn Polytechnic University and his PhD from SUNY Albany in 1975. Dr. Picker is currently devoting only part of his work time to us and provides services as needed to us.

Robert E. George - Director

Mr. George joined our Board of Directors upon our IPO. He was a partner with the international accounting firm of PricewaterhouseCoopers (PWC) for 27 years until 2010, where his client service sectors included healthcare, among others. Mr. George currently serves as Chairman of the Audit Committee for The University of Texas Health Science Center at Houston and, from 2011-2024, was a member of The University of Texas at Austin McCombs Graduate School of Business accounting faculty. Mr. George has a B.B.A. - Accounting (cum laude) from the University of North Texas. We believe Mr. George’s deep and broad level of expertise in financial accounting and reporting matters, particularly in the healthcare sector, as a former audit partner at PricewaterhouseCoopers provide him with the qualifications to serve as a director.

Michael D. Cannon - Director

Mr. Cannon joined our Board of Directors upon our IPO. Between 1997 and 2004, Mr. Cannon was the Chief Science Officer, EVP and a Director of SICOR, Inc., a U.S. public pharmaceutical company, until its acquisition by Teva Pharmaceutical Industries, Inc. SICOR focused on generic finished dosage injectable pharmaceuticals, active pharmaceutical ingredients and biogenerics. While at SICOR, he oversaw the acquisition and development of the biological business, including initiation and management of international partnerships, as well as on the design, construction, and licensure of protein manufacturing facilities. From July 2005 to December 2009, Mr. Cannon was a member of the scientific advisory board of Trevi Health Ventures LP, a New York investment fund specializing in health care investments. From May 2005 until December 2011, Mr. Cannon was a partner in a private partnership formed to evaluate and perform preliminary development of intellectual property in the healthcare sector. Since 2005, Mr. Cannon has served as a board member for several private companies. Mr. Cannon currently serves on the boards of directors of three privately held biotech companies. He previously served on the board of directors of Athenex, Inc., a public company traded on the Nasdaq. Mr. Cannon has a degree in chemistry from Fordham College. We believe Mr. Cannon’s distinguished career in the biotechnology field, particularly as Chief Science Officer, EVP and a Director of SICOR, a publicly traded company, provide him with the qualifications to serve as a director.

John M. Climaco, Esq. - Director

Mr. Climaco joined our Board of Directors in July 2017. Mr. Climaco has served as the chief executive officer of CNS Pharmaceuticals, Inc. since September 2017. Mr. Climaco has served in leadership roles in a variety of healthcare companies. From 2014 until 2017, Mr. Climaco served as the Executive Vice ‐President of Perma‐Fix Medical S.A. From 2002 until 2012, Mr. Climaco served as President and CEO of Axial Biotech, Inc., a DNA diagnostics company. Mr. Climaco previously served as a director of Digirad, Inc., a leading national provider of imaging services; PDI, Inc., a provider of outsourced commercial services to pharma companies; InfuSystem Holdings, Inc., the largest supplier of infusion services to oncologists in the United States; and Birner Dental Management Services, Inc., a provider of practice management services to the dental industry. Mr. Climaco obtained his Juris Doctorate Degree from University of California Hastings College of Law, San Francisco, CA and a Bachelors of Philosophy from Middlebury College, Middlebury, VT. Mr. Climaco is active with the State Bar of Utah. We believe Mr. Climaco’s vast experience with development stage companies and his legal background provides him with the qualifications to serve as a director.

Elizabeth Cermak - Director

Ms. Cermak joined our Board of Directors in October 2020. Ms. Cermak has held numerous board positions in the healthcare space, including most recently at Clarus Therapeutics, Inc., where she served as an Independent Board Director. In addition, Ms. Cermak was also formerly an Independent Board Director at Neurana Pharmaceuticals, QUE Oncology and SteadyMed Therapeutics. From 2009 to 2013, Ms. Cermak was the Chief Commercial Officer and Executive Vice President at POZEN, now Aralez Pharmaceuticals. As Chief Commercial Officer at POZEN, Ms. Cermak developed the commercial strategy and launch Plans for the Company's first self-marketed product, and signed licensing deals with Johnson & Johnson, Desitin, and Sanofi. Prior to joining POZEN, Ms. Cermak worked at Johnson & Johnson for 25 years, serving most recently as World-Wide Vice President Personal Products Franchise and Vice President Professional Sales & Marketing, and leading the US Women's Health Pharmaceutical business. We believe Ms. Cermak’s extensive experience in the healthcare industry provides her with the qualifications to serve as a director.

Joy Yan - Director

Dr. Yan joined our Board of Directors in March 2022. Dr. Yan is a biopharma executive and oncology physician-scientist with extensive experience in early and late clinical development with a successful track record leading the development of multiple oncology products from strategic planning through global submissions and approvals. Dr. Yan currently serves as the Corporate Deputy General Manager of Hengrui Pharmaceutical, after her tenure as the Chief Medical Officer of Keymed Bioscience. She was also an Independent Board Director at Checkmate Pharmaceuticals. She served as a member of the Scientific Advisory Board at Ambrx, after her role as the Chief Medical Officer of Ambrx, where she led the pipeline strategy and quickly advanced the development programs. She also assisted on the cross-over financing and IPO. Previously at Bristol Myers Squibb, she led the successful development of multiple oncology products from strategic planning through global submissions and approvals, including BMS’ first FDA Pilot Programs (RTOR, Project ORBIS, AAid) for nivolumab and ipilimumab. She also has broad clinical development experience from her roles with Janssen and Bayer, where she led Phase 1, 2 and 3 studies exploring a variety of MOAs and evaluated NMEs (daratumumab, radium-223, anti-IL3R, Bi-specifics, ADCs, TKIs) across multiple tumor types. Dr. Yan completed her Ph.D. in Biochemistry & Molecular Biology at Johns Hopkins University. She received her M.D. from China Medical University and completed her residency and clinical fellowship at University of Washington. We believe Dr. Yan’s extensive experience with early and late clinical development provides her with the qualifications to serve as a director.

No director is related to any other director or executive officer of our company or our subsidiaries, and, there are no arrangements or understandings between a director and any other person pursuant to which such person was elected as director.

GOVERNANCE OF THE COMPANY

Our Board of Directors

Our Board of Directors oversees the business affairs of Moleculin and monitors the performance of management. Pursuant to our Bylaws, the Board of Directors shall consist of no less than one director. Members of the Board of Directors discussed various business matters informally on numerous occasions throughout the year 2024. The Board held 14 meetings during 2024. In addition to meetings of the full Board of Directors, our Board has established an Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee. During 2024, these Board committees held an additional 9 meetings during the year. Specifically, the breakdown of the committee meetings for 2024 are as follows: 4 for the Audit Committee, 5 for the Compensation Committee, and 0 for the Nominating and Corporate Governance Committee. Additionally, on 5 occasions in 2024 the Board of Directors and committees, after discussing items in meetings or with management, took action via unanimous written consent. We believe that such interaction between fellow Board members and with management provided proper oversight of the Company. Each incumbent director attended more than 75% of the total number of meetings of the Board of Directors and committee meetings of which such director was a member (held during the period for which such director was in office).

Director Independence

The rules of the Nasdaq Stock Market, or the Nasdaq Rules, require a majority of a listed company’s board of directors to be composed of independent directors. In addition, the Nasdaq Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and governance committees be independent. Under the Nasdaq Rules, a director will only qualify as an independent director if, in the opinion of our Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Nasdaq Rules also require that audit committee members satisfy independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In considering the independence of compensation committee members, the Nasdaq Rules require that our Board of Directors must consider additional factors relevant to the duties of a compensation committee member, including the source of any compensation we pay to the director and any affiliations with our company.

Our Board of Directors undertook a review of the composition of our Board of Directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that each of our directors, with the exception of Mr. Klemp, are independent as defined under the Nasdaq Rules.

Board Committees

We established a Nominating and Corporate Governance Committee, an Audit Committee and a Compensation Committee. Our Board of Directors has adopted and approved a charter for each of these standing committees. The charters, which include the functions and responsibilities of each of the committees, can be found in the “Investors - Corporate Governance” section on our web site at www.moleculin.com.

Audit Committee. The members of the Audit Committee are Robert George (Chairperson), Michael Cannon, John Climaco, and Elizabeth Cermak. Each member of the Audit Committee is independent as defined by the Nasdaq Rules. In addition, each member of the Audit Committee satisfies the additional requirements of the SEC and Nasdaq Rules for audit committee membership, including the additional independence requirements and the financial literacy requirements. The Board has determined that at least one member of the Audit Committee, Mr. George, is an “audit committee financial expert” as defined in the SEC’s rules and regulations. The primary purpose of the Audit Committee is to oversee the quality and integrity of our accounting and financial reporting processes and the audit of our financial statements. The Audit Committee is responsible for selecting, compensating, overseeing and terminating the selection of our independent registered public accounting firm.

Nominating and Corporate Governance Committee. The members of the Nominating and Corporate Governance Committee are Robert George (Chairperson), Michael Cannon, John Climaco, and Elizabeth Cermak. Each member of the Nominating and Corporate Governance Committee is independent as defined by Nasdaq Rules. The primary functions and responsibilities of the Nominating and Corporate Governance Committee are to: (a) determine the qualifications, qualities, skills, and other expertise required to be a director; (b) identify and screen individuals qualified to become members of the Board; (c) make recommendations to the Board regarding the selection and approval of the nominees for director; and (d) review and assess the adequacy of our corporate governance policies and procedures.

Compensation Committee. The members of the Compensation Committee are Michael Cannon (Chairperson), Robert George, John Climaco, and Elizabeth Cermak. Each member of the Compensation Committee is independent as defined by Nasdaq Rules.

The Compensation Committee is responsible for, among other things, reviewing and making recommendations to the Board of Directors with respect to the annual compensation for our Chief Executive Officer and Chief Financial Officer. The Compensation Committee also is responsible for reviewing and making recommendations to the Board of Directors regarding the annual compensation and benefits for our other executive officers. The Compensation Committee also, among other things, reviews compensation of the Board, reviews and makes recommendations on all new executive compensation programs that are proposed for adoption and administers the Company’s equity incentive plans.

Our Chief Executive Officer and Chief Financial Officer review the performance of our other executive officers (other than themselves) and, based on that review, they then make recommendations to the Compensation Committee about the compensation of executive officers (other than themselves). Neither our Chief Executive Officer nor Chief Financial Officer participate in any deliberations or approvals by the Board or the Compensation Committee with respect to their own compensation. Since April 2018, the Compensation Committee has retained Pay Governance LLC (“Pay Governance”), a compensation consulting firm, to evaluate our executive compensation program. Pay Governance’s engagement included assisting the Compensation Committee with the selection of a peer group of companies for benchmarking purposes, and conducting a review of executive compensation to support the Committee in its executive compensation determinations. The consultant is engaged at the direction of the Compensation Committee rather than management, the consultant’s fees are approved by the Compensation Committee, and all reports are addressed to the Compensation Committee rather than management.

Board Member Attendance at Annual Meetings

We do not have a formal policy regarding Board attendance at our annual meetings, however, all of our directors are invited to the annual meeting. Mr. Klemp attended the 2023 Annual Meeting.

Board Leadership Structure and Role in Risk Oversight

Walter V. Klemp serves as both our Chief Executive Officer and Chairman of the Board. Our Board of Directors has no policy with regard to the separation of the offices of Chairman of the Board and Chief Executive Officer, and believes, given the size of our company, it is appropriate for Mr. Klemp to serve in both roles.

John Climaco serves as the Lead Independent Director of our Board. As Lead Independent Director, Mr. Climaco is responsible for, among other things,

•	leading executive sessions of the Board’s independent directors;

•	serving as the principal liaison between the Chairman and the independent directors; and

•	approving all information sent to the Board of Directors and approving the agendas for all Board meetings.

Our Board believes that by maintaining a Lead Independent Director position, it has designed a governance structure that best advances Moleculin’s objectives, while maintaining proper checks and balances on senior management, and providing the independent members of the Board with open and transparent communication regarding our strategic planning activities.

Our management is responsible for managing risks in our business, including developing processes to manage and monitor risks. Our Board of Directors is responsible for monitoring and assessing strategic risk exposure, and our executive officers are responsible for the day-to-day management of the material risks we face. The Board focuses on understanding management’s risk management systems, the effectiveness of those systems, and the way in which management proactively manages risks. In addition, the Board utilizes the Nominating and Corporate Governance Committee, the Audit Committee and the Compensation Committee to manage risks that arise under each committee’s area of focus.

Our Board of Directors administers its cybersecurity risk oversight function through the Audit Committee, which provides oversight of our cybersecurity program as part of its periodic review of overall risk management program. Our Chief Financial Officer and Head of IT and Cybersecurity, a consultant, are primarily responsible for assessing and managing our material risks from cybersecurity threats. In this regard, our Chief Executive Officer and Head of IT and Cybersecurity have assistance from service providers, other consultants and third parties. Our Chief Financial Officer has served as an executive officer for over twenty-five years, including over fifteen years as an executive officer of public companies. Our Head of IT and Cybersecurity has served as an information technology professional for over eight years and has held senior IT positions at multiple companies, where his primary responsibilities included maintaining direct oversight over his companies’ cybersecurity risks.

Our Chief Financial Officer and Head of IT and Cybersecurity oversee our cybersecurity policies and procedures, including those described in “Risk Management and Strategy” above. Under such policies and procedures, our Chief Financial Officer and Head of IT and Cybersecurity are responsible for reporting to our audit committee regarding any cybersecurity incidents. The audit committee, in turn, provides periodic reports to our Board of Directors regarding our cybersecurity processes, including the results of cybersecurity risk assessments.

Nomination of Director Candidates

We receive suggestions for potential director nominees from many sources, including members of the Board, advisors, and stockholders. Any such nominations, together with appropriate biographical information, should be submitted to the Chairperson of the Nominating and Corporate Governance Committee in the manner discussed below. Any candidates submitted by a stockholder or stockholder group are reviewed and considered in the same manner as all other candidates.

Qualifications for consideration as a Board nominee may vary according to the particular areas of expertise being sought as a complement to the existing board composition. However, minimum qualifications include high level leadership experience in business activities, breadth of knowledge about issues affecting the Company, experience on other boards of directors, preferably public company boards, and time available for meetings and consultation on Company matters. Our Nominating and Corporate Governance Committee does not have a formal policy with regard to the consideration of diversity in identifying director candidates, but seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board, to the Company and our stockholders. Candidates whose evaluations are favorable are recommended by our Nominating and Corporate Governance Committee to the full Board for consideration. The full Board selects and recommends candidates for nomination as directors for stockholders to consider and vote upon at the annual meeting.

A stockholder wishing to nominate a candidate for election to our Board of Directors at any annual meeting at which the Board of Directors has determined that one or more directors will be elected must submit a written notice of his or her nomination of a candidate to the Chairperson of the Nominating and Corporate Governance Committee (c/o the Corporate Secretary), providing the candidates name, biographical data and other relevant information (as set forth in our Bylaws) together with a consent from the nominee. Pursuant to our Bylaws, to be timely (so as to permit the Board of Directors time to evaluate the qualifications of the nominee), a stockholder’s submission must be delivered to our corporate secretary at our principal executive offices located in Houston, Texas, not later than the close of business on May 20, 2026, nor earlier than the close of business on April 20, 2026. In the event the date of our next annual meeting is more than 30 days before or more than 70 days after the first anniversary of this Annual Meeting, the stockholder’s submission must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting, or the 10th day following the day on which we first make a public announcement of the date of such meeting.

In addition to satisfying the foregoing requirements under our Bylaws, stockholders who intend to solicit proxies in support of director nominees other than our nominees must comply with the additional requirements of Rule 14a-19(b) under the Exchange Act to comply with the universal proxy rules. The requirements under the universal proxy rules are in addition to the applicable procedural requirements under our Bylaws described above.

During 2020, our Nominating and Corporate Governance Committee retained a third-party search firm to conduct a search to recruit a director. Ms. Cermak was recommended to our Nominating and Corporate Governance Committee by the third-party search firm. During 2021, our Nominating and Corporate Governance Committee retained a third-party search firm to conduct a search to recruit a director. Dr. Yan was recommended to our Nominating and Corporate Governance Committee by the third-party search firm. Except as set forth above, we have not employed an executive search firm, or paid a fee to any other third party, to locate qualified candidates for director positions.

Stockholder Communications with Directors

Persons wishing to write to our Board of Directors, or to a specified director or committee of the Board, should send correspondence to the Corporate Secretary at 5300 Memorial Drive, Suite 950, Houston, Texas 77007. Electronic submissions of stockholder correspondence will not be accepted.

The Corporate Secretary will forward to the directors all communications that, in his or her judgment, are appropriate for consideration by the directors. Examples of communications that would not be appropriate for consideration by the directors include commercial solicitations and matters not relevant to the stockholders, to the functioning of the Board or to the affairs of Moleculin. Any correspondence received that is addressed generically to the Board of Directors will be forwarded to the Chairman of the Board.

Anti-Hedging Policy

Our policies prohibit directors, officers and other employees from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities without our prior approval.

Code of Ethics

We have adopted a written code of ethics that applies to our directors, principal executive officer, principal financial officer, principal accounting officer or controller and any persons performing similar functions. The code of ethics is on the “Investors - Corporate Governance - Governance Documents” section of our web site at www.moleculin.com. We intend to disclose any future amendments to, or waivers from, the code of ethics within four business days of the waiver or amendment through a website posting or by filing a Current Report on Form 8-K with the SEC.

Insider Trading Policy

Our Board has adopted an Insider Trading Policy that applies to all of our directors, executive officers, and employees. The policy attempts to establish standards that will avoid even the appearance of improper conduct on the part of insiders by requiring, among other things, that insiders maintain the confidentiality of information about the Company and to not engage in transactions in the Company’s securities while aware of material nonpublic information.

Section 16(A) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of the outstanding shares of common stock to file reports with the SEC disclosing their ownership of common stock at the time they become subject to Section 16(a) and changes in such ownership that occur during the year. Based solely on a review of copies of such reports furnished to us, or on written representations that no reports were required, we believe that all directors, executive officers and holders of more than 10% of the common stock complied in a timely manner with the filing requirements applicable to them with respect to transactions during the year ended December 31, 2024.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Officer Compensation

Our named executive officers ("NEO") for the years ended December 31, 2024 and 2023, which consist of our principal executive officer and our two other most highly compensated executive officers, are:

Name and Principal Position	Year	Salary ($)	Non-Equity Incentive Plan Compensation ($)	Stock Awards ($) (1)	Option Awards ($) (1)	All Other Compensation ($) (2)	Total ($)
Walter V. Klemp, Chairman, President - Chief Executive Officer (3)	2024	565,000	375,000	281,750	197,481	39,528	1,458,759
	2023	565,000	292,500	323,625	196,431	37,043	1,414,598
Jonathan P. Foster, Executive Vice President and Chief Financial Officer (4)	2024	405,000	200,000	202,125	128,363	54,151	989,639
	2023	405,000	156,000	155,813	73,662	50,167	840,642
Donald Picker, Chief Scientific Officer (5)	2024	340,000	160,000	85,750	78,992	29,320	694,062
	2023	340,000	124,800	63,563	49,108	21,635	599,106

(1)         Represents the full grant date fair value of the option grant or restricted stock unit calculated in accordance with FASB ASC Topic 718. These amounts do not necessarily correspond to the actual value that may be realized by the named executive officer. For a summary of the assumptions made in the valuation of the awards, please see Note 6 to our financial statements as of and for the period ended December 31, 2024 included in the Annual Report.

(2)          Represents payments made by us for medical coverage, term life, dental vision, short and long-term disability, voluntary AD&D and Voluntary life.

(3)         Mr. Klemp's bonus for 2024 of $375,000 has been accrued and is accruing at 8% interest. 50% of this bonus was paid in April 2025, and the remainder has not yet been paid. Mr. Klemp's equity awards in 2024 consisted of 100,000 stock options with a grant date fair value of $197,481, and 115,000 restricted stock units with a grant date fair value of $281,750. Mr. Klemp's equity awards in 2023 consisted of 26,667 stock options with a grant date fair value of $196,431, and 35,959 restricted stock units with a grant date fair value of $323,625.

(4)         Mr. Foster's bonus for 2024 of $200,000 has been accrued and is accruing at 8% interest. 50% of this bonus was paid in April 2025, and the remainder has not yet been paid. Mr. Foster's equity awards in 2024 consisted of 65,000 stock options with a grant date fair value of $128,363, and 82,500 restricted stock units with a grant date fair value of $202,125. Mr. Foster's equity awards in 2023 consisted of 10,000 stock options with a grant date fair value of $73,662, and 17,313 restricted stock units with a grant date fair value of $155,813.

(5)         Mr. Picker’s bonus for 2024 of $160,000 has been accrued and is accruing at 8% interest. 50% of this bonus was paid in April 2025, and the remainder has not yet been paid. Mr. Picker’s equity awards in 2024 consisted of 40,000 stock options with a grant date fair value of $78,992, and 35,000 restricted tock units with a grant date fair value of $85,750. Mr. Picker’s equity awards in 2023 consisted of 6,667 stock options with a grant date fair value of $49,108, and 7,603 restricted tock units with a grant date fair value of $63,563.

Narrative to Summary Compensation Table

Processes and Procedures for Compensation Decisions

Our Compensation Committee is responsible for the executive compensation programs for our executive officers and reports to our board of directors on its discussions, decisions and other actions. We have established for compensation purposes a compensation year from June 1 until May 31 of each year (Compensation Year). In June of each year, our Compensation Committee completes its annual review of executive compensation, as described below, and determines the compensation arrangements for the next Compensation Year.

Typically, our Chief Executive Officer and Executive Vice President & Chief Financial Officer, the latter of whom is responsible for human resources, make recommendations to our Compensation Committee. Both our Chief Executive Officer and Chief Financial Officer attend Compensation Committee meetings when requested by the committee and are involved in determining the compensation for the respective executive officers who report to them. They make recommendations to the Compensation Committee regarding short-term and long-term compensation for all executive officers based on our financial results, an individual executive officer’s contribution toward these results, and performance toward individual goal achievement. Bonuses are determined by a detailed set of goals and objectives set at the beginning of each Compensation Year. Such compensation recommendations are made as a result of input from reports on peer groups issued to the Compensation Committee from Pay Governance, an independent compensation consultant retained by the Compensation Committee and also from discussions management has with another independent human resource consultant on pay trends in the industries.

The Compensation Committee then reviews the recommendations and other data. The Compensation Committee makes decisions regarding compensation for each executive officer, although it may, in its discretion, make recommendations to our board of directors regarding executive compensation for its approval. The Compensation Committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our compensation programs and related policies.

The Compensation Committee reviews compensation annually for all employees. In setting executive base salaries, bonuses and granting equity incentive awards, the Compensation Committee considers compensation for comparable positions in the market, the individual executive’s performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short and long-term results that are in the best interests of our stockholders and a long-term commitment to our company. The Compensation Committee typically reviews and discusses the executive leadership team's proposed compensation with the Chief Executive Officer and Chief Financial Officer for all executives other than the Chief Executive Officer and Chief Financial Officer. Based on those discussions and its discretion, the Compensation Committee then determines the compensation for each executive. Our Compensation Committee, without members of management present, discusses and ultimately approves the compensation of our executive officers.

The compensation listed in the table above for our executive officers shows a 0% increase in salaries in 2023 to 2024.

Compensation Consultant

Since April 2018, the Compensation Committee has retained Pay Governance, an independent compensation consultant, to evaluate our executive and board of directors compensation program. Pay Governance’s engagement included assisting the Compensation Committee with the selection of a peer group of companies for benchmarking purposes, and review of executive compensation and non-employee director compensation programs. The consultant is engaged at the direction of the Compensation Committee rather than management, the consultant’s fees are approved by the Compensation Committee, and all reports are addressed to the Compensation Committee rather than management.

Annual Base Salary

For the 2023/2024 Compensation Year, the base salaries for Mr. Klemp, Mr. Foster, and Dr. Picker were $565,000, $405,000, and $340,000, respectively. For the 2024/2025 Compensation Year, the base salaries for Mr. Klemp, Mr. Foster, and Dr. Picker were unchanged.

Annual Bonus and Non-Equity Incentive Plan Compensation.

We seek to motivate and reward our executives for achievements relative to our corporate goals and objectives, and with respect to their individual goals, for each fiscal year. For the 2023/2024 and 2024/2025 Compensation Years, the target bonus each year for Mr. Klemp, Mr. Foster and Dr. Picker were 66%, 49%, and 47%, respectively, of their base salary. With respect to payment of bonuses, our Compensation Committee establishes certain “stretch goals” for our officers that permit a total potential bonus payable of 120% of the established target bonus.

The actual performance-based annual bonus paid is calculated by multiplying the executive’s annual base salary, target bonus percentage, the percentage attainment of the corporate goals established by the Board for such year, which represents the total potential bonus payable to our named executive officers, and the percentage attainment of the individual goals approved by our Compensation Committee with respect to our other executive officers. However, the Compensation Committee is not required to calculate bonuses in this manner and retains discretion in the amounts it awards and the factors it takes into consideration in determining bonus amounts. At the end of the Compensation Year, the Compensation Committee reviews our performance against our goals and objectives and approves the extent to which we achieved each of our corporate and individual goals and objectives, and, for each named executive officer, the amount of the bonus awarded.

For the 2022/2023 compensation year, bonuses were awarded based on the achievement of specified corporate goals, including the progress of clinical trials, the improvement of internal controls and the ability to maintain sufficient funding, and individual goals, as applicable. Based on the level of achievement, the Compensation Committee awarded Mr. Klemp, Mr. Foster and Dr. Picker 78%, 78%, and 78%, respectively, of their potential bonuses for the 2022/2023 compensation year. In addition, in August 2022, the Compensation Committee approved the potential payment of a cash bonus to Mr. Klemp of $375,000 payable upon the dosing of the first patient in our Phase 2 clinical trial of Annamycin for the treatment of soft tissue sarcoma lung metastases. This objective was satisfied in November 2022 and has been included in the table for 2022. These actual bonus amounts are reflected in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table above.

In November 2024, the Compensation Committee of the Board of Directors took the following actions in connection with the executive compensation for the 2023/2024 compensation year (June 1, 2023 to May 31, 2024) with its named executive officers (Walter Klemp, President and Chief Executive Officer; Jonathan P. Foster, Executive Vice President and Chief Financial Officer; and Dr. Donald Picker, Chief Scientific Officer): (i) cash bonuses in the aggregate amount of $735,000 were granted based on the full achievement of the goals and objectives for the compensation year, however the payment of the bonuses was accrued and will be paid the earlier of a) 364 days or b) approval by the CEO after consultation with the Board of Directors; and (ii) the Compensation Committee agreed that the accrued bonuses will earn interest at a rate of 8% per annum. In April 2025, the Company paid 50% of the executive bonuses and accrued interest from the 2023/2024 compensation year (June 1, 2023 to May 31, 2024).

Long-Term Incentives

Our 2024 Stock Plan provides for the grant of stock options, stock awards, stock unit awards and stock appreciation rights to key employees, non-employee directors and consultants.

Each year our Compensation Committee establishes a value for the expected equity grant issuable to each of our named executive officers. For the 2022/2023 compensation year, the fair value of the equity grants for Mr. Klemp, Mr. Foster and Dr. Picker were $550,000, $243,000 and $119,000, respectively. For the 2023/2024 compensation year, the fair value of the equity grants for Mr. Klemp, Mr. Foster and Dr. Picker were established at $550,000, $243,000 and $119,000, respectively, although the final determination for any equity grants remain at the discretion of the Compensation Committee. For options, we set the option exercise price, and grant date fair value based on the closing price of our common stock on Nasdaq on the date of grant. The shares underlying options typically vest in four equal annual installments. For other equity awards, the grant date fair value is based on the closing price of our common stock on Nasdaq on the date of grant.

In addition, on December 29, 2023, the Compensation Committee and Board approved the grant of performance-based restricted stock units (each, a “PSU”) to Mr. Klemp, Mr. Foster and Dr. Picker with 43,590 PSUs, 19,180 PSUs, and 5,744 PSUs, respectively. Each PSU will only vest upon both of two performance conditions listed below:

(A) The approval of the Plan Amendment by the Company stockholders; which occurred on October 24, 2024; and

The first of the following to occur:

(a)  a licensing transaction with a valuation, at the time, in excess of $150 million, which valuation shall be determined by the Board;

(b)  the filing of a new drug application; or

(c)  upon a Change in Control (as defined in the Stock Plan), in each case subject to the respective executive officer's continued service with us as of each such vesting date.

The Company has not recognized any compensation expense related to these awards as the achievement of the Performance Metric is not yet deemed to be probable, as none of the goals have been achieved to date. Therefore, no additional values from the PSU awards are reflected in the "Stock Awards" column of the Summary Compensation Table above.

Pay Versus Performance Disclosure

The following tables and related disclosures provide information about (i) the "total compensation" of our PEO, and our other named executive officer's (the "Non-PEO NEOs") as presented in the Summary Compensation Table of this proxy statement, (ii) the "compensation actually paid" to our NEO and non-PEO NEO's, as calculated pursuant to the SEC's pay-versus-performance rules, (iii) certain financial performance measures, and (iv) the relationship of the "compensation actually paid" to those financial performance measures.

The disclosure has been prepared in accordance with Item 402(v) of Regulation S-K under the Securities and Exchange Act of 1934, as amended, and does not necessarily reflect value actually realized by the executives or how our compensation committee evaluates compensation decisions in light of company or individual performance.

					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2) (3)	Average Summary Compensation Table Total for Non-PEO NEOs (1)	Average Compensation Actually Paid to Non-PEO NEOs (2) (3)	Total Shareholder Return (4)	Net Loss (5)
2024	$1,458,759	$339,595	$841,851	$239,920	2.37	(21,763,000)
2023	$1,414,599	$1,437,125	$719,874	$705,677	17.95	(29,769,000)
2022	$1,971,080	$1,464,109	$895,861	$699,277	22.16	(29,025,000)
2021	$1,987,313	$754,189	$915,787	$519,656	38.89	(15,894,000)

(1) The principal executive officer (PEO) is Walter V. Klemp, our chairman, president and chief executive officer. The Non-PEO NEOs are Jonathan P. Foster, our chief financial officer and executive vice president; and Donald Picker, our chief scientific officer.

(2) The amounts shown as Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually realized or received by the Company’s NEOs. These amounts reflect total compensation as set forth in the Summary Compensation Table for each year, adjusted as described in footnote 3 below.

(3) Compensation Actually Paid reflects the exclusions and inclusions for the PEO (Mr. Klemp) and the Non-PEO NEOs (Mr. Foster and Dr. Picker) set forth below. Amounts excluded, which are set forth in the “Minus Stock and Option Awards from Summ. Comp. Table” columns below, represent the Stock Awards and Option Awards reported in the Stock Awards and Option Awards columns of the Summary Compensation Table for each applicable year. Amounts added back to determine Compensation Actually Paid are made up of the following components which are set forth in the table below, as applicable: (i) the fair value as of the end of the fiscal year of outstanding and unvested equity awards granted in that year; (ii) the change in fair value during the year of equity awards granted in prior years that remained outstanding and unvested at the end of the year; (iii) the fair value as of the vesting date of equity awards that were granted and vested in that year; and (iv) the change in fair value as of the vesting date of equity awards granted in prior years that vested during that year. In 2021 through 2024, we did not have any awards granted in any prior year that failed to meet applicable vesting conditions during the covered year. Equity values are calculated in accordance with ASC Topic 718. The valuation approach is not materially different from the approach used for equity grant date valuations.

Year	Summary Comp. Table Total for CEO	Minus Stock and Option Awards from Summ. Comp. Table	Plus Year-End Equity Value of Unvested Awards Granted During Year	Plus Change in Value of Unvested Awards Granted in Prior Years	Plus Value of Awards Granted and Vested During Year	Plus Change in Value of Prior Years' Awards Vested During Year	Comp. Actually Paid to CEO
2024	$1,458,759	$479,231	$386,372	$(743,573)	-	$(282,731)	$339,595
2023	$1,414,599	$520,056	$781,556	$(116,067)	-	$(122,907)	$1,437,125
2022	$1,971,080	$620,041	$454,500	$(275,155)	-	$(66,275)	$1,464,109
2021	$1,987,313	$1,095,657	$557,234	$(561,386)	-	$(133,315)	$754,189

Year	Avg. Summary Comp. Table Total for Non-PEO NEOs	Minus Stock and Option Awards from Summ. Comp. Table	Plus Year-End Equity Value of Unvested Awards Granted During Year	Plus Change in Value of Unvested Awards Granted in Prior Years	Plus Value of Awards Granted and Vested During Year	Plus Change in Value of Prior Years' Awards Vested During Year	Average Comp. Actually Paid to Non-PEO NEOs
2024	$841,851	$247,615	$372,456	$(544,242)	-	$(182,529)	$239,920
2023	$719,874	$171,073	$256,517	$(51,180)	-	$(48,461)	$705,677
2022	$895,861	$308,596	$226,087	$(90,647)	-	$(23,428)	$699,277
2021	$915,787	$370,256	$188,800	$(173,137)	-	$(41,538)	$519,656

(4) Total Shareholder Return illustrates the value, as of the last day of the indicated fiscal year, of an investment of $100 in our common stock on December 31, 2021.

(5) As disclosed in the Annual Report.

Relationship Between Compensation Actually Paid and Performance

Compensation Actually Paid (CAP) for the PEO and non-PEO NEOs is below total compensation reported on the Summary Compensation Table (SCT) due to the Company’s lower share price/TSR during 2021 through 2024. CAP in 2024 was significantly lower compared to CAP in 2023 due to the declining stock price. The flat year-over-year change in CAP in 2024 is directionally aligned with the reduction in the company’s TSR in 2024, as measured by the value of $100 at the start of the measurement period, which decreased from $17.95 in 2023 to $2.37 in 2024. The reduction in CAP (compared to reported total pay on SCT) is not reflective of the Net Losses reported in 2021, 2022, 2023 and 2024 as annual incentive payouts in 2021, 2022, 2023 and 2024 are primarily based on advances in the Company’s research and development activities. A higher level of research and development activities leads to a larger current Net Loss but could also result in the creation of significant future value gains.

Equity Awards

The following table sets forth certain information concerning our outstanding equity awards for our named executive officers at December 31, 2024.

Outstanding Equity Awards At Fiscal Year-End

	Option Awards					Stock Awards (2)
Name	Grant Date of Equity Award	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexerciseable (1)	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($) (3)	Number of shares or units that have vested in 2024 (#) (5)	Market value of shares or units of stock that have vested ($) (5)
Walter V. Klemp, Chairman, President - Chief Executive Officer	11/4/2024	—	100,000	2.45	11/4/2034	115,000	195,500
	(4)					43,590	(4)		—
	6/22/2023	6,667	20,000	9.00	6/22/2033	26,969	45,484	8,990	33,623
	6/20/2022	7,500	7,500	22.35	6/20/2032	7,500	12,750	3,750	14,175
	6/16/2021	11,182	3,727	55.95	6/16/2031	1,667	2,834	1,667	6,901
	7/2/2020	5,556	—	83.40	7/2/2030	—	—	982	3,506
	7/11/2019	5,556	—	117.90	7/11/2029	—	—	—	—
	6/6/2018	5,556	—	163.80	6/6/2028	—	—
	10/3/2017	3,778	—	224.10	10/3/2027	—	—
Jonathan P. Foster, Chief Financial Officer and Executive Vice President	11/4/2024	—	65,000	2.45	11/4/2034	82,500	140,250
	(4)					19,180	(4)	—	—
	6/22/2023	2,500	7,500	9.00	6/22/2033	12,984	22,073	4,329	16,190
	6/20/2022	5,167	5,167	22.35	6/20/2032	5,422	9,217	2,712	10,251
	6/16/2021	5,439	1,813	55.95	6/16/2031	833	1,416	834	3,453
	7/2/2020	5,112	—	83.40	7/2/2030	—	—
	7/11/2019	3,500	—	117.90	7/11/2029	—	—
	6/6/2018	3,345	—	163.80	6/6/2028	—	—
	10/3/2017	1,612	—	224.10	10/3/2027	—	—
	8/19/2016	4,445	—	526.50	8/19/2026	—	—
Donald Picker, Chief Scientific Officer	11/4/2024	—	40,000	2.45		35,000	59,500
	(4)					5,744	(4)	—	—
	6/22/2023	1,667	5,000	9.00	6/22/2032	5,297	9,005	1,766	6,605
	6/20/2022	2,167	2,167	22.35	6/20/2032	2,156	3,665	1,078	4,075
	6/16/2021	3,135	1,044	55.95	6/16/2031	—	—
	7/2/2020	1,112	—	83.40	7/2/2030	—	—
	7/11/2019	1,112	—	117.90	7/11/2029	—	—
	6/6/2018	834	—	163.80	6/6/2028	—	—
	10/3/2017	667	—	224.10	10/3/2027	—	—

(1)         The shares underlying the options vest in equal annual installments over a four-year period (i.e., one-quarter of each grant vests on the first, second, third and fourth anniversary of the grant date), subject to continued service with us through each applicable vesting date.

(2)         Consists of restricted stock unit awards that vest in four equal annual installments, subject to continued service with us through each applicable vesting date.

(3)         Based on the closing price of our common stock on December 31, 2024 of $1.70.

(4)         On December 29, 2023, the Compensation Committee and Board approved the grant of performance-based restricted stock units (each, a “PSU”) under our Stock Plan to the Company’s executive officers as follows: (i) Walter Klemp, Chief Executive Officer – 43,590 PSUs; (ii) Jonathan P. Foster, Chief Financial Officer – 19,180 PSUs; and (iii) Donald Picker, Chief Science Officer – 5,744 PSUs.

Each such PSU will only vest upon both: (A) the approval of the Plan Amendment by the Company stockholders; and (B) the first of the following to occur: (a) a licensing transaction with a valuation, at the time, in excess of $150 million, which valuation shall be determined by the Board; (b) the filing of a new drug application; or (c) upon a Change in Control (as defined in the Stock Plan), in each case subject to the respective executive officer’s continued service with us as of each such vesting date. The Company has not recognized any compensation expense related to these awards as the achievement of the Performance Metric is not yet deemed to be probable, as none of the goals have been achieved to date.

(5)         Consists of the gross restricted stock unit awards which vested during 2024, prior to any shares withheld for taxes, for the year ended December 31, 2024.

Employment Agreements

Klemp Employment Agreement

On January 4, 2024, we entered into an amended and restated employment agreement with Mr. Walter V. Klemp pursuant to which Mr. Klemp agreed to serve as our Chief Executive Officer commencing on such date for an initial term of one year, which is automatically renewed for additional one-year terms unless either party chooses not to renew the agreement. The agreement provided for an initial annual salary of $565,000, which is reviewed annually. Mr. Klemp may receive an annual bonus, provided that the final determination on the amount of the annual bonus, if any, will be made by the Compensation Committee of the Board of Directors, based on criteria established by the Compensation Committee. If Mr. Klemp’s employment is terminated at our election without “cause” (as defined in the agreement), which requires 90 days advanced notice, or by Mr. Klemp for “good reason” (as defined in the agreement), Mr. Klemp shall be entitled to receive severance payments equal to 12 months of Mr. Klemp’s base salary. Mr. Klemp has agreed not to compete with us for 12 months after the termination of his employment.

Foster Employment Agreement

On January 4, 2024, we entered into an amended and restated employment agreement with Mr. Jonathan P. Foster pursuant to which Mr. Foster agreed to serve as our Chief Financial Officer and Executive Vice President commencing on such date for an initial term of one year, which is automatically renewed for additional one year terms unless either party chooses not to renew the agreement. The agreement provided for an initial annual salary of $405,000, which is reviewed annually. Mr. Foster may receive an annual bonus, provided that the final determination on the amount of the annual bonus, if any, will be made by the Compensation Committee of the Board of Directors, based on criteria established by the Compensation Committee. If Mr. Foster’s employment is terminated at our election without “cause” (as defined in the agreement), which requires 90 days advanced notice, or by Mr. Foster for “good reason” (as defined in the agreement), Mr. Foster shall be entitled to receive severance payments equal to 12 months of Mr. Foster’s base salary. Mr. Foster has agreed not to compete with us for 12 months after the termination of his employment.

Donald Picker Employment Agreement

On January 4, 2024, we entered into an employment agreement with Mr. Donald Picker pursuant to which Mr. Picker agreed to serve as our Chief Science Officer commencing on such date for an initial term of one year, which is automatically renewed for additional one-year terms unless either party chooses not to renew the agreement. The agreement provided for an initial annual salary of $340,000, which is reviewed annually. If Mr. Picker’s employment is terminated at our election without “cause” (as defined in the agreement), which requires 90 days advanced notice, or by Mr. Picker for “good reason” (as defined in the agreement), Mr. Picker shall be entitled to receive severance payments equal to 12 months of Mr. Picker’s base salary. Mr. Picker has agreed not to compete with us for 12 months after the termination of his employment.

Director Compensation

Our Compensation Committee has engaged Pay Governance LLC, an independent compensation consultant, to advise them on matters relating to our non-employee director compensation program. Based on a review of a compensation study prepared by Pay Governance, our Compensation Committee recommended to our Board and our Board approved the following policy for compensating non-employee members of the Board:

•     Each non-employee director shall receive annual cash compensation of $40,000. In addition, the chairperson of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee shall receive an annual compensation of $15,000, $10,000 and $8,000, respectively; the other members of such committees shall receive an annual compensation of $7,500, $5,000 and $4,000, respectively; and the Lead Independent Director shall receive an annual compensation of $20,000. Cash payments will be made quarterly within 15 days after calendar quarter end.

•     Upon the initial appointment (or election) of non-employee directors to the Board, the director will be issued a 10-year option to purchase 20,000 shares of our common stock, under our 2024 Stock Plan, with 3-year annual vesting and an exercise price equal the closing price of our common stock on the date of the appointment (or election).

•     Annually, on the date of our annual meeting, each non-employee director that is re-elected at the annual meeting will be issued, upon a motion and approval of the Board of Directors, a 10-year option to purchase 10,000 shares of our common stock, under our 2024 Stock Plan, with 1-year annual vesting and an exercise price equal the closing price of our common stock on the date of the annual meeting.

The following table sets forth the total compensation earned by our non-employee directors in 2024 (Mr. Klemp does not earn additional compensation for his services on the Board, and his compensation is fully reflected in the “-Summary Compensation Table” above):

Name	Year	Fees earned or paid in cash ($)	Option awards ($) (1)	Total ($)
Michael D. Cannon	2024	$61,500	$17,800	$79,300
Robert E. George	2024	$68,000	$17,800	$85,800
John Climaco	2024	$76,500	$17,800	$94,300
Elizabeth Cermak	2024	$56,500	$17,800	$74,300
Joy Yan	2024	$40,000	$17,800	$57,800

(1)          Represents the full grant date fair value of the option award our board approved and granted to each non-employee director, calculated in accordance with FASB ASC Topic 718. These amounts do not necessarily correspond to the actual value that may be realized by the director. For a summary of the assumptions made in the valuation of the awards, please see Note 6 to our financial statements as of and for the period ended December 31, 2024 included in the Form 10-K. As of December 31, 2024, the aggregate number of shares outstanding under all options to purchase our common stock held by our non-employee directors were: Mr. Cannon - 15,336 shares; Mr. George - 15,336 shares; Mr. Climaco - 15,169 shares, Ms. Cermak - 14,668 shares, and Ms. Yan - 14,001 shares. None of our non-employee directors held stock awards other than options as of December 31, 2024.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth information regarding our equity compensation plans at December 31, 2024:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	784,528	19.60	119,116
Equity compensation plans not approved by security holders (2)	97,993	17.56	—

(1) Represents shares of common stock issuable upon exercise of outstanding stock options under our current 2024 Stock Plan.

(2) Consists of warrants issued to consultants for services.

Recoupment Policy

We adopted the Moleculin Biotech, Inc. Dodd-Frank Restatement Recoupment Policy effective as of October 2, 2023. In the event that we are required to prepare a financial restatement, the Committee will recoup all erroneously awarded incentive-based compensation calculated on a pre-tax basis received after October 2, 2023, by a person (i) after beginning service as an executive officer, (ii) who served as an executive officer at any time during the performance period for that incentive-based compensation, and (iii) during the three completed fiscal years immediately preceding the date that the Company is required to prepare a restatement, and any transition period (that results from a change in the Company’s fiscal year) of less than nine months within or immediately following those three completed fiscal years. “Clawback” or recoupment policy in our executive compensation program contributes to creating and maintaining a culture that emphasizes integrity and accountability and reinforces the performance-based principles underlying our executive compensation program.

Granting of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

We do not grant equity awards in anticipation of the release of material nonpublic information, and do not time the public release of such information based on award grant dates. During the last completed fiscal year, we have not made awards to any named executive officer during the period beginning four business days before and ending one business day after the filing of a period report on Form 10-Q or Form 10-K or the filing or furnishing of a current report on Form 8-K, and we have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

RELATED PARTY TRANSACTIONS

We currently employ Lindsay Picker, the daughter of Dr. Picker, our president and chief operating officer, as a clinical research associate on an at-will basis. Ms. Picker's total compensation is less than $120,000.

In February 2019, we entered into a sublicense agreement with WPD Pharmaceuticals, Inc. Dr. Priebe is affiliated with WPD Pharmaceuticals, Inc. In March 2023, we and WPD agreed to terminate the sublicense agreement. Pursuant to the termination, we agreed to pay WPD (or its designees) $700,000 in cash and shares of our common stock valued at $800,000. In connection with the termination, WPD agreed to assign all of its rights and obligations to us related to the Phase 1b/2 clinical trial of Annamycin for the treatment of STS lung metastases being conducted at Maria Sklodowska-Curie National Research Institute. With the termination of the WPD sublicense agreement, we now hold the worldwide rights to all of our licensed intellectual property, other than the rights related to non-human animals.

In February 2019, we entered into sublicense agreement with Animal Lifesciences, LLC. Dr. Priebe is affiliated with Animal Lifesciences, LLC. For more information on the terms of this agreement, please see Item 1 - Business-Our Licensing Agreements in our Form 10-K.

We have entered, and intend to continue to enter, into separate indemnification agreements with our directors and executive officers, in addition to the indemnification provided for in our Certificate of Incorporation and Bylaws. These agreements, among other things, require us to indemnify our directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of our directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at our request. We believe that these charter provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

The limitation of liability and indemnification provisions in our Certificate of Incorporation and Bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder’s investment may decline in value to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

Policies and Procedures for Related Party Transactions

Our audit committee charter provides that our audit committee is responsible for reviewing and approving in advance any related party transaction. This will cover, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or will be a participant to, where the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In determining whether to approve a proposed transaction, our audit committee will consider all relevant facts and circumstances including: (i) the materiality and character of the related party’s direct or indirect interest; (ii) the commercial reasonableness of the terms; (iii) the benefit or perceived benefit, or lack thereof, to us; (iv) the opportunity cost of alternate transactions; and (v) the actual or apparent conflict of interest of the related party.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board of Directors currently consists of six members: Walter V. Klemp, Robert George, John Climaco, Michael Cannon, Elizabeth Cermak, and Joy Yan. The Nominating and Governance Committee nominated and the Board approved and recommended all of the current members of our Board for re-election. All nominees have consented to being named herein and have indicated their intention to serve as our directors, if elected. The Board has no reason to believe that any nominee would be unable or unwilling to serve if elected. Unless authority to do so is withheld, the persons named as proxies will vote the shares represented by such proxies for the election of the named director nominees. In case any of the nominees becomes unavailable for election to the Board the persons named as proxies will have full discretion and authority to vote or refrain from voting for any other nominees in accordance with their judgment. The Board nominees, if elected, will serve until the next annual meeting of shareholders or until each successor is duly elected and qualified.

Biographical information for our directors is provided above in the section entitled “Information About Directors and Executive Officers.”

Vote Required and Recommendation of the Board of Directors

A plurality of the votes cast is required to elect director nominees, and as such, the six nominees who receive the greatest number of votes cast by stockholders, entitled to vote at the meeting, will be elected. A nominee who receives a plurality means he or she has received more votes than any other nominee for the same director’s seat. Broker non-votes will have no effect on this proposal. The Board recommends that stockholders vote FOR each of the six nominees for election to our Board of Directors.

PROPOSAL 2: TO RATIFY THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected Grant Thornton LLP as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2025. Our stockholders are being asked to ratify this appointment. In the event that ratification of this selection of auditors is not approved by the stockholders, we will reassess our selection of auditors. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting, will be available to respond to appropriate questions, and will have the opportunity to make a statement at the Annual Meeting.

Aggregate fees for professional services rendered by Grant Thornton, LLP for their services for the fiscal years ended December 31, 2024 and 2023, respectively, were as follows:

	2024	2023
Audit Fees	$496,185	$332,974
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
TOTAL	$496,185	$332,974

Audit Fees

Audit fees represent the aggregate fees billed for professional services rendered by our independent accounting firm for the audit of our annual financial statements, review of financial statements included in our quarterly reports, review of registration statements or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees

Audit-related fees represent the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under Audit Fees.

Tax Fees

Tax fees represent the aggregate fees billed for professional services rendered by our principal accountants for tax compliance, tax advice, and tax planning for such years.

All Other Fees

All other fees represent the aggregate fees billed for products and services other than the services reported in the other categories.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee on an annual basis reviews audit and non-audit services performed by the independent auditors. All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the auditors’ independence.

Vote Required and Recommendation of the Board of Directors

The approval of Proposal 2 requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on the matter. Broker non-votes and abstentions will not be taken into account in determining the outcome of the proposal.

The Board recommends that stockholders vote FOR the ratification of the appointment of Grant Thornton, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

AUDIT COMMITTEE REPORT

The Audit Committee assists the Board of Directors with its oversight responsibilities regarding the Company’s financial reporting process. The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements and the reporting process, including the Company’s accounting policies, internal control over financial reporting and disclosure controls and procedures. Grant Thornton LLP, the Company’s independent registered public accounting firm, is responsible for performing an audit of the Company’s financial statements.

We have reviewed and discussed with management and Grant Thornton LLP the Company’s audited financial statements. We discussed with Grant Thornton LLP the overall scope and plans of their audit. We met with Grant Thornton LLP, with and without management present, to discuss the results of its examinations, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

With regard to the fiscal year ended December 31, 2024, the Audit Committee (i) reviewed and discussed with management the Company’s audited financial statements as of December 31, 2024, and for the year then ended; (ii) discussed with Grant Thornton LLP the matters required by Public Company Accounting Oversight Board (PCAOB) and the Securities and Exchange Commission; (iii) received the written disclosures and the letter from Grant Thornton LLP required by applicable requirements of the PCAOB regarding Grant Thornton LLP’s communications with the Audit Committee regarding independence; and (iv) discussed with Grant Thornton LLP their independence.

Based on the review and discussions described above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, for filing with the Securities and Exchange Commission.

Robert George (Chairperson)

Michael Cannon

John Climaco

Elizabeth Cermak

PROPOSAL 3: TO APPROVE AN AMENDMENT TO THE MOLECULIN BIOTECH, INC. 2024 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER

In June 2025, our Board approved an amendment to the Moleculin Biotech, Inc. 2024 Stock Plan (the “2024 Plan”) to increase the number of shares authorized under the 2024 Plan from 1,000,000 shares of common stock (of which 119,166 remain available for issuance) to 7,000,000 shares of common stock, subject to the receipt of stockholder approval, which the Company is seeking at this stockholders’ meeting.

Overview

Equity awards have been historically and, we believe, will continue to be, an integral component of our overall compensation program for our employees, directors and consultants. As of the Record Date, our 2024 Plan has 119,166 shares available for issuance. Approval of Proposal 3 will allow us to continue to grant equity awards at levels we determine to be appropriate in order to attract new employees and directors, retain our existing employees and directors and to provide incentives for such persons to exert maximum efforts for our success. The amended 2024 Plan will allow us to continue to utilize a broad array of equity incentives with flexibility in designing equity incentives, including stock option grants, stock appreciation rights, stock awards, and stock unit awards.

We believe it is critical for our long-term success that the interests of our employees and directors are tied to our success as “owners” of our business. The equity incentive programs we have in place are intended to build stockholder value by attracting and retaining talented employees and directors. We believe we must continue to offer competitive equity compensation packages in order to retain and motivate the talent necessary for our continued growth and success. We carefully monitor the equity compensation and equity holdings of our employees, directors and consultants as well as the type of equity awards we grant to ensure these awards continue to provide incentives for the recipients to work towards our success. To date, stock options and restricted stock units have been the sole component of our equity program. The potential value of stock options is realized only if our share price increases, and so stock options provide a strong incentive for individuals to work to build stockholder value.

The amended 2024 Plan would provide a total of 6,119,166 shares of common stock that may be issued under the 2024 Plan. This represents an overhang of ____% (sum of ____shares in the 2015 Plan and 2024 Plan underlying outstanding awards and ____available for grant in the 2024 Plan divided by the sum of the fully diluted shares outstanding plus shares allocated to the 2015 Plan and the 2024 Plan). The fully diluted shares outstanding, including pre-funded warrants, which are not entitled to vote, are ____ (including ____shares of common shares outstanding, ____pre-funded warrants, and ____for in the money warrants utilizing the treasury stock method). We view this as a reasonable overhang percentage as the overhang per a report on our peer group stock plans, as issued by our Compensation Committee’s compensation consultant, ranged from a low of ____% to ____%.

We have and we expect to continue to experience some growth in personnel as we progress our business and advance our drug candidates through clinical trials. Additionally, we aim to conserve cash for clinical trials and use equity as a significant part of our employee compensation. If our stockholders do not approve the amended 2024 Plan we believe that we will be unable to successfully use equity as part of our compensation program, as most of our competitors in the industry do, putting us at a significant disadvantage. Additionally, we would then have to utilize more cash to compensate our employees. Therefore, we believe that approval of this request is in the best interest of our stockholders and our company.

Key Features Designed to Protect Stockholders’ Interests

The design of the 2024 Plan reflects our commitment to corporate governance and the desire to preserve stockholder value as demonstrated by the following features of the plan:

Independent administrator. The compensation committee of the board of directors, which is comprised solely of non-employee directors, administers the 2024 Plan.

No evergreen feature. The maximum number of shares available for issuance under the 2024 Plan is fixed and cannot be increased without stockholder approval.

Repricing prohibited. Stockholder approval is required for any repricing of any stock options or stock appreciation rights.

Limitations on Dividend Payments on Awards. Dividends and dividend equivalents on all stock units and stock awards are paid only to the extent the awards vest, and no dividends or dividend equivalents are ever paid on stock options or stock appreciation rights.

No discount awards; maximum term specified. Stock options and stock appreciation rights must have an exercise price or base price no less than the fair market value on the date the award is granted and a term no longer than ten years’ duration.

Award design flexibility. Different kinds of awards may be granted under the 2024 Plan, giving us the flexibility to design our equity incentives to compliment the other elements of compensation and to support the attainment of our strategic goals.

Share counting. The number of shares available for grant under the 2024 Plan is reduced by the gross number of shares subject to awards, and shares withheld for taxes in connection with awards or tendered in payment of an option’s exercise price cannot be used for future grants.

Non-employee director limits. The 2024 Plan contains a limit on the compensation that may be paid to any non-employee member of our Board in any calendar year.

No tax gross-ups. The 2024 Plan does not provide for tax gross-ups.

Fixed term. The 2024 Plan has a fixed term of ten years from its initial effective date, or October 24, 2034.

Description of the 2024 Plan

The 2024 Plan is a stock-based compensation plan that provides for discretionary grants of stock options, stock awards, stock unit awards and stock appreciation rights to key employees, non-employee directors and consultants. The material features of the 2024 Plan are outlined below. The following description of the 2024 Plan is a summary only and is qualified in its entirety by reference to the complete text of the 2024 Plan. Stockholders are urged to read the actual text of the 2024 Plan in its entirety, which is appended to this Proxy Statement as Annex A.

Administration. The 2024 Plan is administered by our compensation committee of the board of directors (we refer to the body administering the 2024 Plan as the “Committee”). The Committee, which is comprised of directors who satisfy the non-employee director definition under Rule 16b-3 of the Securities Exchange Act of 1934, has full authority to select the individuals who will receive awards under the 2024 Plan, determine the form and amount of each of the awards to be granted and establish the terms and conditions of awards.

Limit on Non-Employee Director Compensation. Under the 2024 Plan, the following limits apply to non-employee directors. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a non-employee director with respect to any calendar year, including awards granted under the 2024 Plan and cash fees paid to such non-employee director, will not exceed $500,000 in total value. For purposes of these limitations, the value of awards is calculated based on the grant date fair value of such awards for financial reporting purposes.

Number of Shares of Common Stock. Awards representing 880,834 shares have been issued under the 2024 Plan, and 6,119,166 shares will be available for issuance under the 2024 Plan if this Proposal 3 is approved. Shares issuable under the 2024 Plan may be authorized but unissued shares or treasury shares. If there is a lapse, forfeiture, expiration, termination or cancellation of any award made under the 2024 Plan for any reason, the shares subject to the award will again be available for issuance. Any shares subject to an award that are delivered to us by a participant, or withheld by us on behalf of a participant, as payment for an award or payment of withholding taxes due in connection with an award will not again be available for issuance, and all such shares will count toward the number of shares issued under the 2024 Plan. The number of shares of common stock issuable under the 2024 Plan is subject to adjustment, in the event of any reorganization, recapitalization, stock split, stock distribution, merger, consolidation, split-up, spin-off, combination, subdivision, consolidation or exchange of shares, any change in the capital structure of the company or any similar corporate transaction. In each case, the Committee has the discretion to make adjustments it deems necessary to preserve the intended benefits under the 2024 Plan. No award granted under the 2024 Plan may be transferred, except by will, the laws of descent and distribution.

Eligibility. All employees designated as key employees for purposes of the 2024 Plan, all non-employee directors and consultants are eligible to receive awards under the 2024 Plan. As of the Record Date, 18 employees and all 5 non-employee directors were eligible to participate in the 2024 Plan.

Awards to Participants. The 2024 Plan provides for discretionary awards of stock options, stock awards, stock unit awards and stock appreciation rights to participants. Each award made under the 2024 Plan will be evidenced by a written award agreement specifying the terms and conditions of the award as determined by the Committee in its sole discretion, consistent with the terms of the 2024 Plan.

Stock Options. The Committee has the discretion to grant non-qualified stock options or incentive stock options to participants and to set the terms and conditions applicable to the options, including the type of option, the number of shares subject to the option and the vesting schedule; provided that the exercise price of each stock option will be the closing price of the common stock on the date on which the option is granted ("fair market value"), each option will expire ten years from the date of grant and no dividend equivalents may be paid with respect to stock options.

In addition, an incentive stock option granted to a key employee is subject to the following rules: (i) the aggregate fair market value (determined at the time the option is granted) of the shares of common stock with respect to which incentive stock options are exercisable for the first time by a key employee during any calendar year (under all incentive stock option plans of the company and its subsidiaries) cannot exceed $100,000, and if this limitation is exceeded, that portion of the incentive stock option that does not exceed the applicable dollar limit will be an incentive stock option and the remainder will be a non-qualified stock option; (ii) if an incentive stock option is granted to a key employee who owns stock possessing more than 10% of the total combined voting power of all class of stock of the company, the exercise price of the incentive stock option will be 110% of the closing price of the common stock on the date of grant and the incentive stock option will expire no later than five years from the date of grant; and (iii) no incentive stock option can be granted after ten years from the initial effective date of the 2024 Plan.

Stock Appreciation Rights. The Committee has the discretion to grant stock appreciation rights to participants. The Committee determines the exercise price for a stock appreciation right, which cannot be less than 100% of the fair market value of our common stock on the date of grant. Upon the exercise of a stock appreciation right, we will pay the participant in common stock or in cash, at our discretion, an amount equal to the product of (1) the excess of the per share fair market value of our common stock on the date of exercise over the exercise price, multiplied by (2) the number of shares of common stock with respect to which the stock appreciation right is exercised. The Committee has the discretion to set the terms and conditions applicable to the award, including the number of shares subject to the stock appreciation right and the vesting schedule, provided that each stock appreciation right will expire not more than ten years from the date of grant and no dividends or dividend equivalents shall be paid with respect to any stock appreciation right prior to the exercise of the stock appreciation right.

Stock Awards. The Committee has the discretion to grant stock awards to participants. Stock awards will consist of shares of common stock granted without any consideration from the participant or shares sold to the participant for appropriate consideration as determined by the Board. The number of shares awarded to each participant, and the restrictions, terms and conditions of the award, will be at the discretion of the Committee. Subject to the restrictions, a participant will be a shareholder with respect to the shares awarded to him or her and will have the rights of a shareholder with respect to the shares, including the right to vote the shares and receive dividends on the shares; provided that dividends otherwise payable on any stock award subject to restrictions will be held by us and will be paid to the holder of the stock award only to the extent the restrictions on such stock award lapse.

Stock Units. The Committee has the discretion to grant stock unit awards to participants. Each stock unit entitles the participant to receive, on a specified date or event set forth in the award agreement, one share of common stock or cash equal to the fair market value of one share on such date or event, as provided in the award agreement. The number of stock units awarded to each participant, and the terms and conditions of the award, will be at the discretion of the Committee. Unless otherwise specified in the award agreement, a participant will not be a shareholder with respect to the stock units awarded to him prior to the date they are settled in shares of common stock. The award agreement may provide that until the restrictions on the stock units lapse, the participant will be paid an amount equal to the dividends that would have been paid had the stock units been actual shares; provided that such dividend equivalents will be held by us and paid only to the extent the restrictions lapse.

Award Limits. The 2024 Plan contains a limit on the number of shares of common stock as to which any one recipient may receive stock options or stock appreciation rights in any calendar year to $1.0 million in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes). In addition, the 2024 Plan contains a limit on the number of shares of common stock that may be used for stock awards and/or stock unit awards to any one recipient in any calendar year to $1.0 million in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes). Each of the above limits is calculated separately and the issuance of stock options or stock appreciation rights will not limit the stock awards and/or stock unit awards that may also be issued to the same person. We believe these limits will prevent the volatility of our stock price from effecting our ability to plan future awards.

Payment for Stock Options and Withholding Taxes. The Committee may make one or more of the following methods available for payment of any award, including the exercise price of a stock option, and for payment of the tax obligation associated with an award: (i) cash; (ii) cash received from a broker-dealer to whom the holder has submitted an exercise notice together with irrevocable instructions to deliver promptly to us the amount of sales proceeds from the sale of the shares subject to the award to pay the exercise price or withholding tax; (iii) by directing us to withhold shares of common stock otherwise issuable in connection with the award having a fair market value equal to the amount required to be withheld; and (iv) by delivery of previously acquired shares of common stock that are acceptable to the Committee and that have an aggregate fair market value on the date of exercise equal to the exercise price or withholding tax, or certification of ownership by attestation of such previously acquired shares.

Provisions Relating to a "Change in Control" of the Company. Notwithstanding any other provision of the 2024 Plan or any award agreement, in the event of a "Change in Control" of the company, the Committee has the discretion to provide that all outstanding awards will become fully exercisable, all restrictions applicable to all awards will terminate or lapse, and performance goals applicable to any stock awards will be deemed satisfied at the target level. In addition, upon such Change in Control, the Committee has sole discretion to provide for the purchase of any outstanding stock option for cash equal to the difference between the exercise price and the then fair market value of the common stock subject to the option had the option been currently exercisable, make such adjustment to any award then outstanding as the Committee deems appropriate to reflect such Change in Control and cause any such award then outstanding to be assumed by the acquiring or surviving corporation after such Change in Control.

Amendment of Award Agreements; Amendment and Termination of the 2024 Plan; Term of the 2024 Plan. The Committee may amend any award agreement at any time, provided that no amendment may adversely affect the right of any participant under any agreement in any material way without the written consent of the participant, unless such amendment is required by applicable law, regulation or stock exchange rule.

The Board may terminate, suspend or amend the 2024 Plan, in whole or in part, from time to time, without the approval of the stockholders, unless such approval is required by applicable law, regulation or stock exchange rule, and provided that no amendment may adversely affect the right of any participant under any outstanding award in any material way without the written consent of the participant, unless such amendment is required by applicable law, regulation or rule of any stock exchange on which the shares are listed.

Notwithstanding the foregoing, neither the 2024 Plan nor any outstanding award agreement can be amended in a way that results in the repricing of a stock option. Repricing is broadly defined to include reducing the exercise price of a stock option or stock appreciation right or cancelling a stock option or stock appreciation right in exchange for cash, other stock options or stock appreciation rights with a lower exercise price or other stock awards. (This prohibition on repricing without stockholder approval does not apply in case of an equitable adjustment to the awards to reflect changes in the capital structure of the company or similar events.)

No awards may be granted under the 2024 Plan on or after the tenth anniversary of the initial effective date of the 2024 Plan, or October 24, 2034.

U.S. Federal Income Tax Consequences

The information set forth below is a summary only and does not purport to be complete. The information is based upon current U.S. federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient of an award may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of shares acquired as a result of an award. The 2024 Plan will not be qualified under the provisions of section 401(a) of the Code and will not be subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Non-Qualified Stock Options. A participant will not recognize any income at the time of grant. On the date the participant exercises the non-qualified stock option, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. The participant will be responsible for remitting to us the withholding tax obligation that arises at the time the option is exercised. We generally will receive a tax deduction for the same amount of ordinary income recognized by the participant. When the participant sells these shares, any gain or loss recognized by the participant is treated as either short-term or long-term capital gain or loss depending on whether the participant has held the shares more than one year.

Incentive Stock Options. A participant will not recognize any income at the time of grant. If the participant is issued shares pursuant to the exercise of an incentive stock option, and if the participant does not make a disqualifying disposition of the shares within one year after the date of exercise or within two years after the date of grant, the participant will not recognize any income, for federal income tax purposes, at the time of the exercise. When the participant sells the shares issued pursuant to the incentive stock option, the participant will be taxed, for federal income tax purposes, as a long-term capital gain on any amount recognized by the participant in excess of the exercise price, and any loss sustained by the participant will be a long-term capital loss. No deduction will be allowed to us for federal income tax purposes. If, however, the participant sells the shares before the expiration of the holding periods, the participant will recognize ordinary income on the difference between the exercise price and the fair market value at exercise, and we generally will receive a tax deduction in the same amount. Upon exercise of an incentive stock option, the excess of the fair market value over the exercise price is an item of tax preference to the participant for purposes of determining the alternative minimum tax.

In order to qualify as an incentive stock option, the option must be exercised within three months after the participant’s termination of employment for any reason other than death or disability and within one year after termination of the participant’s employment due to disability. If the option is not exercised within this time period, it will be treated as a non-qualified stock option and taxed accordingly.

Stock Awards/Stock Units. If a participant receives a stock award, the participant will recognize ordinary income upon becoming entitled to transfer the shares at the end of the restriction period without forfeiture. A participant generally will recognize ordinary income when he receives cash or shares pursuant to the settlement of stock units, provided that if the shares are subject to any further restrictions on transfer, the participant will recognize ordinary income upon becoming entitled to transfer the shares at the end of the restriction period without forfeiture. The amount of income the participant recognizes will be equal to the fair market value of the shares on such date, or the amount of cash received less the amount paid by the participant for the shares. This amount will also be the participant’s tax basis for the shares. The participant will be responsible for remitting to us the withholding tax obligation that arises at the time the ordinary income is recognized. In addition, the holding period begins on the day the restrictions lapse, or the date the shares are received if not subject to any restrictions, for purposes of determining whether the participant has long-term or short-term capital gain or loss on a subsequent sale of the shares. We generally will be entitled to a deduction with respect to the ordinary income recognized by the participant.

If a participant who receives a stock award subject to restrictions makes an election under Section 83(b) of the Code within 30 days after the date of the grant, the participant will have ordinary income equal to the fair market value on the date of grant, less the amount paid by the participant for the shares, and the participant will recognize no additional income until the participant subsequently sells the shares. The participant will be responsible for remitting to us the withholding tax obligation that arises at the time the ordinary income is recognized. When the participant sells the shares, the tax basis will be equal to the fair market value on the date of grant and the holding period for capital gains purposes begins on the date of the grant. If the participant forfeits the shares subject to the Section 83(b) election, the participant will not be entitled to any deduction, refund, or loss for tax purposes (other than a capital loss with respect to the amount previously paid by the participant), and we will have to include the amount that was previously deducted from our gross income in the taxable year of the forfeiture.

Stock Appreciation Rights. A participant will not recognize any income at the time of the grant of a stock appreciation right. Upon exercise of the stock appreciation right, the participant will recognize ordinary income equal to the amount received upon exercise. The participant will be responsible for remitting to us the withholding tax obligation that arises at the time the ordinary income is recognized. We generally will be entitled to a deduction with respect to the ordinary income recognized by the participant.

Awards Granted Under the 2024 Plan

The following awards have been granted under the 2024 Plan:

Name and Position	Number of Units
Walter V. Klemp, Chairman, President - Chief Executive Officer	258,590
Jonathan P. Foster, CFO & Executive Vice President	166,680
Donald Picker, Chief Scientific Officer	80,744
Executive Group:	506,014
Non-Executive Director Group:	50,000
Non-Executive Officer Employee Group:	214,820
All Others:	110,000

Vote Required and Recommendation of the Board of Directors

The approval of Proposal 3 requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on the matter. Broker non-votes and abstentions will not be taken into account in determining the outcome of the proposal.

The Board recommends that stockholders vote FOR the approval of the amendment of the 2024 Plan to increase the number of shares authorized for issuance thereunder.

PROPOSAL 4: TO VOTE ON A NON-BINDING, ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION

As required by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), our Board is requesting stockholders to vote, on a non-binding advisory basis, to approve the compensation paid to our named executive officers, as disclosed in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on the compensation of our named executive officers.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our executive compensation philosophy, policies and practices described in this proxy statement. The overall compensation of our named executive officers subject to the vote is disclosed in this proxy statement in the subsections entitled “Executive Officer Compensation,” “Narrative to Summary Compensation Table,” “Equity Awards,” and “Employment Agreements” in the section entitled “Compensation of Directors and Executive Officers” above.

Our Compensation Committee continually reviews our executive compensation program to determine whether such program achieves our desired goals of aligning our executive compensation strategy and structure with our stockholders’ interests and current market practices. Our executive compensation strategy and structure is designed to motivate our executive management team to create long-term value for our stockholders through the achievement of strategic business objectives, while effectively managing the risks and challenges inherent in a clinical and pre-clinical stage biopharmaceutical company. As our long-term success depends on the talents of our employees, our compensation structure plays a significant role in our ability to attract, retain and motivate the highest quality workforce in a competitive employment environment.

Advisory Vote

We recommend stockholder approval of the compensation of our named executive officers for the 2024 fiscal year as disclosed in this proxy statement pursuant to the SEC’s compensation disclosure rules.

Accordingly, the Board recommends that stockholders vote in favor of the following resolution:

“RESOLVED, that the compensation paid to Moleculin’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED.”

As this is an advisory vote, the outcome of the vote is non-binding on us with respect to future executive compensation decisions, including those related to our named executive officers. However, our Board and Compensation Committee will review the results of the vote and take them into account when considering future executive compensation policies and decisions.

At our annual meeting of stockholders held on May 26, 2022, our stockholders voted to adopt the recommendation of our Board to hold an advisory vote to approve the compensation of our Named Executive Officers at our annual meeting of stockholders every year. It is anticipated that the next advisory vote to determine the frequency of future advisory votes to approve the compensation of our Named Executive Officers will be presented at our annual meeting of stockholders in 2028.

Vote Required and Recommendation of the Board of Directors

The approval of Proposal 4 requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on the matter. Broker non-votes and abstentions will not be taken into account in determining the outcome of the proposal.

The Board recommends that stockholders vote FOR the non-binding, advisory resolution to approve executive compensation.

PROPOSAL 5: TO APPROVE, FOR PURPOSES COMPLYING WITH NASDAQ LISTING RULE 5635(D), TO APPROVE THE ISSUANCE OF UP TO 6,542,058 SHARES OF COMPANY COMMON STOCK UPON THE EXERCISE OF CERTAIN WARRANTS ISSUED ON FEBRUARY 26, 2025 IN A PRIVATE PLACEMENT

We are asking stockholders to approve the issuance of up to 6,542,058 shares of our common stock upon the exercise of certain Warrants (defined below) issued in a Private Placement (as defined below) that closed on February 26, 2025, as contemplated by Nasdaq Listing Rules 5635(d), as described in more detail below.

On February 25, 2025, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with an institutional investor (the “Investor”) for the sale of 1,150,000 shares (the “Shares”) of our common stock, and pre-funded warrants to purchase 2,121,029 shares of common stock in lieu thereof (the “Pre-Funded Warrants”) in a registered direct offering (the “Offering”). In a concurrent private placement (the “Private Placement”), we also sold to the Investor unregistered warrants to purchase up to an aggregate of 6,542,058 shares of common stock (the “Warrants”). The combined purchase price of one share of common stock (or pre-funded warrant in lieu thereof) and accompanying Warrant was $1.07. The closing of the Offering and Private Placement occurred on February 26, 2025.

As required by Nasdaq Listing Rules 5635(d), the Warrants will only become exercisable on the effective date of the approval of our shareholders of this proposal at the Annual Meeting. Under the terms of the Purchase Agreement we were required to hold a meeting of our stockholders in order to seek such approval within 60 days of the closing of the Offering, and if we did not obtain such approval at the first meeting, we agreed to call a meeting every 90 days thereafter to seek such approval. We originally submitted this proposal for consideration at a meeting of stockholders held by the Company on the April 9, 2025, but no action was taken on the matter due to a lack of quorum to take action at such meeting.

Description of Warrants

The following is a description of the Warrants for which we are asking our stockholders to approve at the Annual Meeting.

Each Warrant has an initial exercise price per share equal to $1.07, will become exercisable upon, and only upon, the approval of this Proposal 5 at the Annual Meeting, and will expire on the five-year anniversary of the date of the foregoing approval.

Subject to limited exceptions, a holder of Warrants will not have the right to exercise any portion of its Warrants if the holder, together with its affiliates, would beneficially own in excess of 4.99% of the number of shares of our common stock outstanding immediately after giving effect to such exercise. A holder may increase or decrease the beneficial ownership limitation up to 9.99%, provided, however, that any increase in the beneficial ownership limitation shall not be effective until 61 days following notice of such change to the Company.

If at the time a holder exercises its Warrants, a registration statement registering the issuance of the shares of common stock underlying the Warrants under the Securities Act is not then effective or available, then in lieu of making the cash payment otherwise contemplated to be made to us upon such exercise in payment of the aggregate exercise price, the holder may elect instead to receive upon such exercise (either in whole or in part) the net number of shares of common stock determined according to a formula set forth in the Warrants.

In the event of a Fundamental Transaction (as defined in the Warrant), we or any successor entity shall, at the holder’s option, purchase the holder’s Warrants for an amount of cash equal to the value of the Warrants as determined in accordance with the Black Scholes Value (as defined in the Warrant), provided that if the Fundamental Transaction involves a change of control (as described in the Warrant) and it is not within our control, including not approved by our Board of Directors, a holder shall only be entitled to receive the same type or form of consideration at the Black Scholes Value of the unexercised portion of the Warrant, that is being offered and paid to the holders of our common stock in connection with the change of control.

Subject to approval of this proposal at the Annual Meeting, we may at any time during the term of the Warrants reduce the then current exercise price to any amount and for any period of time deemed appropriate by our board of directors.

Purpose of the Nasdaq Proposal

Our common stock is listed on The Nasdaq Capital Market and trades under the ticker symbol “MBRX.” Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions other than public offerings of greater than 20% of the outstanding common stock of the issuer at a price that is less than the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (the “Minimum Price”).

In order to permit the Offering to be priced at the Minimum Price, the Warrants issued in the Private Placement were not permitted to be exercised until shareholder approval was received. This proposal is included in this proxy statement for purposes of seeking this approval.

Potential Consequences if Proposal 5 is Not Approved

The Board is not seeking the approval of our stockholders to authorize our entry into the Purchase Agreement or the issuance of the Warrants, as the Offering and Private Placement have already been completed and the Shares, Pre-Funded Warrants and Warrants, have already been issued. We are only asking for approval to allow the Warrants to become exercisable.

We agreed in the Purchase Agreement to hold a special meeting of stockholders at the earliest practicable date, but in no event later than 60 days after February 26, 2025 for the purpose of obtaining approval of this Proposal 5, with the recommendation of our Board of Directors that such proposal be approved. We agreed to solicit proxies from our stockholders for this proposal in the same manner as all other management proposals in this proxy statement and we agreed that all management-appointed proxy holders will vote their proxies in favor of this proposal. This Proposal 5 was to be considered at the April 9, 2025 meeting of stockholders held by the Company, but no action was taken on the matter due a lack of quorum to take action at such meeting.

If we do not obtain approval of this Proposal 5 at this Special Meeting, we are required to call a new meeting every 90 days to seek approval of this Proposal 5 until the earlier of the date we receive approval of this Proposal 5, or the date the Warrants are no longer outstanding. As such, the failure of our stockholders to approve this Proposal 5 will mean that we may incur substantial costs and expenses in the future in connection with calling additional meetings every 90 days for the life of the Warrants.

In addition, if we do not obtain approval of this Proposal 5 at this Annual Meeting, the Warrants will not become exercisable and we will not be able to receive the proceeds from a potential exercise of the Warrants. Assuming all of the Warrants are exercised for cash at the initial exercise price of $1.07, we would receive $7.0 million in proceeds.

Potential Adverse Effects of the Approval of Proposal 5

If this Proposal 5 is approved, existing stockholders will suffer dilution in their ownership interests in the future as a result of the potential issuance of shares of common stock upon exercise of the Warrants. Assuming the full exercise of the Warrants, an aggregate of 6,542,058 additional shares of common stock will be outstanding and the ownership interest of our existing stockholders would be correspondingly reduced.

The sale into the public market of these shares also could materially and adversely affect the market price of our common stock.

Vote Required and Recommendation of the Board of Directors

The affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) is necessary to approve Proposal 5. Broker non-votes and abstentions will not be taken into account in determining the outcome of the proposal.

The Board recommends that stockholders vote FOR approval, for purposes complying with Nasdaq Listing Rule 5635(d), of the issuance of up to 6,542,058 shares of Company common stock upon the exercise of certain warrants issued on February 26, 2025 in a private placement.

PROPOSAL 6: TO APPROVE, FOR PURPOSES COMPLYING WITH NASDAQ LISTING RULE 5635(D), TO APPROVE THE ISSUANCE OF UP TO 148,740,000 SHARES OF COMPANY COMMON STOCK UPON THE EXERCISE OF CERTAIN WARRANTS ISSUED ON JUNE 23, 2025 IN A PUBLIC OFFERING

We are asking stockholders to approve the issuance of up to 148,740,000 shares of our common stock upon the exercise of certain Series E Warrants (defined below) issued in an Offering (defined below) that closed on June 23, 2025, as contemplated by Nasdaq Listing Rules 5635(d), as described in more detail below.

On June 20, 2025, we commenced a best efforts public offering (the “Offering”) of (i) 9,972,026 shares of common stock; (ii) pre-funded warrants to purchase up to an aggregate of 6,107,974 shares of common stock (the “Pre-Funded Warrants”); and (iii) Series E Warrants to purchase up to an aggregate of 48,240,000 shares of common stock (the “Series E Warrants”). The combined purchase price for the securities was $0.37 per share of common stock and accompanying Series E Warrant, and $0.369 per Pre-Funded Warrant and accompanying Series E Warrant. The Offering closed on June 23, 2025.

Each Series E Warrant has an initial exercise price of $0.37 per share and, as required by Nasdaq Listing Rules 5635(d), will be exercisable beginning on the effective date of stockholder approval of the issuance of the shares upon exercise of the Series E Warrants (the “Warrant Stockholder Approval”). We agreed to seek Warrant Stockholder Approval no later than 60 days after the consummation of the Offering.

We also agreed to seek approval for an amendment to our certificate of incorporation to increase our authorized shares of common stock (the “Amendment”) such that we can issue all shares of common stock required under the Series E Warrants upon any future adjustments to the exercise price of the Series E Warrants described below (the “Authorized Share Approval”). The Authorized Share Approval is being requested pursuant to Proposal 8 below. If we do not obtain Warrant Stockholder Approval and/or the Authorized Share Approval at this Annual Meeting, we agreed to call a stockholder meeting every 60 days thereafter until the earlier of the date we obtain the Warrant Stockholder Approval and the Authorized Share Approval or the date the Series E Warrants are no longer outstanding.

Description of Series E Warrants

The following is a description of the Series E Warrants.

Exercisability. The Series E Warrants will be exercisable, at the option of each holder, in whole or in part, by delivering to us a duly executed exercise notice accompanied by payment in full in immediately available funds for the number of shares of our common stock purchased upon such exercise (except in the case of a cashless exercise as described below). A holder (together with its affiliates) may not exercise any portion of the Series E warrant to the extent that the holder would own more than 4.99% (or, at the election of the holder, 9.99%) of the outstanding common stock immediately after exercise, except that upon at least 61 days’ prior notice from the holder to us, the holder may increase the amount of ownership of outstanding stock after exercising the holder’s Series E Warrants up to 9.99% of the number of shares of our common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Series E Warrants. Purchasers of Series E Warrants in this offering may also elect prior to the issuance of the Series E Warrants to have the initial exercise limitation set at 9.99% of our outstanding common stock. No fractional shares of common stock will be issued in connection with the exercise of a Series E Warrant. In lieu of fractional shares, we will pay the holder an amount in cash equal to the fractional amount multiplied by the exercise price.

Duration and Exercise Price. The initial exercise price per whole share of our common stock purchasable upon the exercise of the Series E Warrants is $0.37 per share of common stock. The Series E Warrants will be exercisable beginning on the effective date of the Warrant Stockholder Approval. The Series E Warrants will expire five years from the date of the Warrant Stockholder Approval. The exercise price of the Series E Warrants is subject to appropriate adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting our common stock and also upon any distributions of assets, including cash, stock or other property to our stockholders.

If at any time on or after the date of issuance there occurs any share split, share dividend, share combination recapitalization or other similar transaction involving our common stock and the lowest daily volume weighted average price during the period commencing five consecutive trading days immediately preceding and the five consecutive trading days commencing on the date of such event is less than the exercise price of the Series E Warrants then in effect, then the exercise price of the Series E Warrants will be reduced to the lowest daily volume weighted average price during such period and, following the Authorized Share Increase Date, the number of shares issuable upon exercise will be proportionately adjusted such that the aggregate price will remain unchanged, subject to a floor price of $0.12 (which price is subject to adjustment for any share split, share dividend, share combination recapitalization or other similar transaction).

If, while the Series E Warrants are outstanding, we issue or sell, or are deemed to have issued or sold, any common stock and/or common stock equivalents other than in connection with certain exempt issuances, at a purchase price per share less than the exercise price of the Series E Warrants in effect immediately prior to such issuance or sale or deemed issuance or sale, then immediately after such issuance or sale or deemed issuance or sale, the exercise price of the Series E Warrants then in effect will be reduced to an amount equal to the new issuance price, and, following the Authorized Share Increase Date, the number of shares issuable upon exercise will be proportionately adjusted such that the aggregate price will remain unchanged, subject to a floor price of $0.12 (which price is subject to adjustment for any share split, share dividend, share combination recapitalization or other similar transaction). The following table illustrates the total number of shares potentially issuable under the Series E Warrants if the exercise price of the Series E Warrants is reduced:

	Assumed exercise prices of the Series E Warrants
	$0.37	$0.25	$0.19	$0.12 (Floor Price)
Shares underlying the Series E Warrants	48,240,000	71,395,200	93,941,053	148,740,000 (1)

(1) Represents the maximum number of shares of common stock underlying the Series E warrants regardless of how many times the exercise price adjustment provision is triggered in the future.

Cashless Exercise. If, at any time after the holder’s purchase of Series E Warrants, such holder exercises its Series E Warrants and a registration statement registering the issuance of the shares of common stock underlying the Series E Warrants under the Securities Act is not then effective or available (or a prospectus is not available for the resale of shares of common stock underlying the Series E Warrants), then in lieu of making the cash payment otherwise contemplated to be made to us upon such exercise in payment of the aggregate exercise price, the holder shall instead receive upon such exercise (either in whole or in part) only the net number of shares of common stock determined according to a formula set forth in the Series E Warrants. Notwithstanding anything to the contrary, in the event we do not have or maintain an effective registration statement, there are no circumstances that would require us to make any cash payments or net cash settle the Series E Warrants to the holders.

Exchange Listing. We do not plan on applying to list the Series E Warrants on the Nasdaq Capital Market, any other national securities exchange or any other nationally recognized trading system.

Fundamental Transactions. In the event of a fundamental transaction, as described in the Series E Warrants and generally including any reorganization, recapitalization or reclassification of our common stock, the sale, transfer or other disposition of all or substantially all of our properties or assets, our consolidation or merger with or into another person, the acquisition of more than 50% of our outstanding common stock, or any person or group becoming the beneficial owner of 50% of the voting power represented by our outstanding common stock, the holders of the Series E Warrants will be entitled to receive upon exercise of the Series E Warrants the kind and amount of securities, cash or other property that the holders would have received had they exercised the Series E Warrants immediately prior to such fundamental transaction. In the case of certain fundamental transactions affecting us, a holder of Series E Warrants, upon exercise of such warrants after such fundamental transaction, will have the right to receive, in lieu of shares of our common stock, the same amount and kind of securities, cash or property that such holder would have been entitled to receive upon the occurrence of the fundamental transaction, had the Series E warrants been exercised immediately prior to such fundamental transaction. In lieu of such consideration, and subject to the fundamental transaction being within the Company’s control, a holder of Series E Warrants may instead elect to receive a cash payment based upon the Black-Scholes value of their Series E Warrants.

Subject to approval of this proposal at the Annual Meeting, we may at any time during the term of the Series E Warrants reduce the then current exercise price to any amount and for any period of time deemed appropriate by our board of directors.

Purpose of the Nasdaq Proposal

Our common stock is listed on The Nasdaq Capital Market and trades under the ticker symbol “MBRX.” Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions other than public offerings of greater than 20% of the outstanding common stock of the issuer at a price that is less than the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (the “Minimum Price”).

In order to permit the Offering to be priced at the Minimum Price, the Series E Warrants issued in the Offering were not permitted to be exercised until shareholder approval was received. This proposal is included in this proxy statement for purposes of seeking this approval.

Potential Consequences if Proposal 6 is Not Approved

The Board is not seeking the approval of our stockholders to authorize our issuance of the Series E Warrants, as the Offering has already been completed and the Shares, Pre-Funded Warrants and Series E Warrants, have already been issued. We are only asking for approval to allow the Series E Warrants to become exercisable.

We agreed to hold a meeting of stockholders at the earliest practicable date, but in no event later than 60 days after June 20, 2025 for the purpose of obtaining approval of this Proposal 6, with the recommendation of our Board of Directors that such proposal be approved. We agreed to solicit proxies from our stockholders for this proposal in the same manner as all other management proposals in this proxy statement and we agreed that all management-appointed proxy holders will vote their proxies in favor of this proposal.

If we do not obtain approval of this Proposal 6 at this Annual Meeting, we are required to call a new meeting every 60 days to seek approval of this Proposal 6 until the earlier of the date we receive approval of this Proposal 6, or the date the Series E Warrants are no longer outstanding. As such, the failure of our stockholders to approve this Proposal 6 will mean that we may incur substantial costs and expenses in the future in connection with calling additional meetings every 60 days for the life of the Series E Warrants.

In addition, if we do not obtain approval of this Proposal 6 at this Annual Meeting, the Series E Warrants will not become exercisable and we will not be able to receive the proceeds from a potential exercise of the Series E Warrants. Assuming all of the Series E Warrants are exercised for cash at the initial exercise price of $0.37, we would receive $17.8 million in proceeds.

Potential Adverse Effects of the Approval of Proposal 6

If this Proposal 6 is approved, existing stockholders will suffer dilution in their ownership interests in the future as a result of the potential issuance of shares of common stock upon exercise of the Series E Warrants. Assuming the full exercise of the Series E Warrants at the current exercise price, an aggregate of 48,240,000 additional shares of common stock will be outstanding and assuming the full exercise of the Series E Warrants at the floor price, an aggregate of 148,740,000 additional shares of common stock will be outstanding, and the ownership interest of our existing stockholders would be correspondingly reduced.

The sale into the public market of these shares also could materially and adversely affect the market price of our common stock.

Vote Required and Recommendation of the Board of Directors

The affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) is necessary to approve Proposal 6. Broker non-votes and abstentions will not be taken into account in determining the outcome of the proposal.

The Board recommends that stockholders vote FOR approval, for purposes complying with Nasdaq Listing Rule 5635(d), of the issuance of up to 148,740,000 shares of Company common stock upon the exercise of certain warrants issued on June 23, 2025 in a public offering.

PROPOSAL 7: TO APPROVE AN AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY VOTING REQUIREMENTS TO AMEND THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Introduction and Reasons for Amendments

Article 8 of our Certificate of Incorporation currently provides that certain amendments to the Certificate of Incorporation require the affirmative vote of two-thirds of the voting power of the shares of the Company entitled to vote generally in the election of directors. Our Board of Directors has determined that it is advisable and in our best interests and our stockholders to amend the Certificate of Incorporation to eliminate this supermajority voting requirement. We believe that these proposed amendment reflect our commitment to good corporate governance and further aligns our governance processes with practices supported by stockholders in the broader investor community who generally view a majority vote as sufficient for stockholder approval of amendments to governing documents. As a result, we recommend and are seeking stockholder approval of this Proposal 7.

Background on the Proposed Amendment

Article 8 of the Certificate of Incorporation provides that, in addition to any affirmative vote required by applicable law or the terms of any series of preferred stock outstanding, the affirmative vote of the holders of not less than two-thirds of the voting power of all then outstanding shares of our capital stock entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter or repeal, or adopt any provision as part of the Certificate of Incorporation inconsistent with the purpose and intent of the sections of the Certificate of Incorporation regarding:

●	the number, term of, and election of directors (Article 5);

●	the scope of our ability to provide indemnification and the advancement of expenses to our directors and officers (Article 6);

●	the limitation of liability of our directors for certain actions (Article 7);

●	the ability to amend the Certificate of Incorporation (Article 8);

●	our election to be governed by Section 203 of the Delaware General Corporation Law (Article 9); and

●	our stockholders ability to act by written consent (Article 10).

Overview and Effects of the Proposed Amendment

If Proposal 7 is approved by stockholders, the voting standard set forth in the Delaware General Corporation Law would apply, which would mean that future amendments to the Certificate of Incorporation would require the affirmative vote of the holders of at least a majority of the shares of common stock entitled to vote thereon, voting together as a single class (subject to any other provisions of the Amended and Restated Certificate of Incorporation, any other vote required by law and the express terms of any outstanding preferred stock). Annex B to this proxy statement shows the changes to the Certificate of Incorporation that would be effected by this Proposal 6, if adopted.

If our stockholders approve Proposal 7, then, subject to applicable law, they will become effective immediately upon the Company’s filing of an Amended and Restated Certificate of Incorporation with the Delaware Secretary of State, which we anticipate doing as soon as practicable following stockholder approval of Proposal 7. If stockholders do not approve Proposal 7, the supermajority voting requirements will remain in place, and the Company will not file the anticipated Certificate of Incorporation with the Delaware Secretary of State.

Vote Required and Recommendation of the Board of Directors

The approval of Proposal 7 requires the affirmative vote of two-thirds of our outstanding shares entitled to vote on the matter. Broker non-votes and abstentions will be counted as votes against the proposal.

The Board recommends that stockholders vote FOR the approval of the amendment to the Company's Amended and Restated Certificate of Incorporation to eliminate supermajority voting requirements to amend the Amended and Restated Certificate of Incorporation.

PROPOSAL 8: TO APPROVE AN AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 SHARES TO 500,000,000 SHARES

General

Our Board is recommending that our stockholders approve a proposed amendment to our Amended and Restated Certificate of Incorporation in substantially the form attached hereto as Annex B (the “Share Increase Amendment”), providing for an increase in the total number of shares of authorized common stock, having a par value of $0.001 per share, from 100,000,000 to 500,000,000. If adopted and approved by the stockholders, the Share Increase Amendment will become effective upon the filing with the Secretary of State of the State of Delaware. If the Share Increase Amendment is approved by stockholders at the Annual Meeting, we intend to file the Share Increase Amendment as soon as practicable following the Annual Meeting.

Purposes of the Proposed Amendment

As more fully described in Proposal 6, on June 23, 2025, we closed a public offering of common stock and certain warrants, including the Series E Warrants described in Proposal 6. As part of the offering, we agreed to seek approval for an amendment to our certificate of incorporation to increase our authorized shares of common stock such that we can issue all shares of common stock required under the Series E Warrants upon any future adjustments to the exercise price of the Series E Warrants as described in Proposal 6 (the “Authorized Share Approval”). The Authorized Share Approval is being requested pursuant to this Proposal 8. If we do not obtain the Authorized Share Approval at this Annual Meeting, we agreed to call a stockholder meeting every 60 days thereafter until the earlier of the date we obtain the Authorized Share Approval or the date the Series E Warrants are no longer outstanding.

As to provide the full exercise of the Series E Warrants, we do not have any present plan, arrangement or understanding to designate and issue any of the shares of common stock that will become available as a result of the Share Increase Amendment. Although, at present, our Board has no immediate plans to issue the additional shares of common stock, it desires to have the shares available to provide additional flexibility to use our common stock for business and financial purposes in the future. The additional authorized shares of common stock would be available for issuance for various purposes, as our Board may deem advisable, such as for future financings, to satisfy the issuance of shares of common stock on the conversion or exercise of our options, warrants or other convertible securities, to provide equity incentive to employees, consultants, officers and directors, to make stock-based acquisitions and for other general corporate purposes. Furthermore, we may utilize our securities to make future acquisitions. Acquisitions can be a key component of growth and, from time to time, consideration for acquisitions may include the issuance of common stock.

In addition to fund-raising opportunities, we also engage in periodic discussions with potential partners, strategic investments and acquisition candidates. If any of these discussions came to a definitive understanding, it is possible that we could use some of the newly authorized shares in connection with one or more such transactions. We also plan to continue to issue shares of common stock pursuant to our equity incentive plans. We currently have no agreement, commitment, or arrangement, regarding the issuance of common stock in connection with one or more such strategic transactions subsequent to the increase in the number of authorized shares. In addition, other than providing for the full exercise of the Series E Warrants, we do not have any agreements, commitments or arrangements regarding the issuance of common stock in connection with a fund-raising opportunity or any other purposes not specifically set forth in this proxy statement.

The newly authorized common stock would be available for issuance without further action by stockholders except as required by law, our Amended and Restated Certificate of Incorporation or applicable stock exchange requirements. Any such issuance could have the effect of diluting existing stockholders. Our Amended and Restated Certificate of Incorporation does not include any preemptive or other rights of stockholders to subscribe for any shares of common stock which may in the future be issued by us, which means that current stockholders do not have a prior right to purchase any new issue of common stock in order to maintain their proportionate ownership of common stock.

Rights of Additional Authorized Shares

The additional common stock to be authorized by stockholder approval of this Proposal 8 would have rights identical to the currently outstanding shares of our common stock.

Possible Anti-Takeover Effects of the Proposed Amendment

In addition to the corporate purposes mentioned above, an increase in the number of authorized shares of our common stock may make it more difficult to, or discourage an attempt to, obtain control of the Company by means of a takeover bid that the Board determines is not in the best interest of our Company and our stockholders. However, our Board of Directors is not aware of any attempt to take control of our company, and our Board of Directors has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

Vote Required and Recommendation of the Board of Directors

To approve the Proposal 8 the votes cast for the proposal must exceed the votes cast against the proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

The Board recommends that stockholders vote FOR the approval of the Share Increase Proposal.

PROPOSAL 9: REVERSE SPLIT PROPOSAL

General

The Board has unanimously approved and stockholders are being asked to approve the reverse split amendment to the Company’s Certificate of Incorporation in substantially the form attached hereto as Annex D (the “Reverse Split Amendment”) to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a reverse stock split ratio of between 1-for-2 to 1-for-30 (or any whole number in between), as determined by the Board in its sole discretion, prior to the one-year anniversary of this Annual Meeting. If stockholders approve and adopt the proposed Reverse Split Amendment to effect the reverse stock split, the Board will have the authority, but not the obligation, in its sole discretion, and without further action on the part of the stockholders, to select one of the approved reverse stock split ratios and effect the approved reverse stock split. The reverse stock split will become effective on the date of the filing of the proposed amendment with the Secretary of State of the State of Delaware (the “Effective Date”). Notwithstanding any approval of the proposed Reverse Split Amendment by our stockholders, the Board may, at its sole discretion, abandon the proposed Reverse Split Amendment and determine prior to the Effective Date not to effect any reverse stock split, as permitted under Section 242(c) of the General Corporation Law of the State of Delaware.

If implemented, the reverse stock split will be realized simultaneously for all outstanding common stock and the ratio determined by our Board will be the same for all outstanding shares of common stock. The reverse stock split will affect all holders of shares of our common stock uniformly and each stockholder will hold the same percentage of our common stock outstanding immediately following the reverse stock split as that stockholder held immediately prior to the reverse stock split, except for adjustments that may result from the treatment of fractional shares as described below. The proposed Reverse Split Amendment will not reduce the number of authorized shares of common stock (which will remain at 100,000,000 or at 500,00,000 if Proposal 8 is approved) or preferred stock (which will remain at 5,000,000) or change the par values of our common stock (which will remain at $0.001 per share) or preferred stock (which will remain at $0.001 per share).

Background

The Board believes that by reducing the number of shares of common stock outstanding through the reverse stock split and thereby proportionately increasing the per share price of the Company’s common stock, the Company’s common stock may be more appealing to institutional investors and institutional funds. The Board also believes that the stockholders also may benefit from a higher priced stock because of improved liquidity as a result of an increased interest from institutional investors and investments funds and lower trading costs.

The Board believes that stockholder approval of multiple reverse stock split ratios (rather than a single reverse stock split ratio) provides the Board with maximum flexibility to achieve the purposes of the reverse stock split. If the stockholders approve this Proposal 9, the reverse stock split will be effected, if at all, only upon determination by the Board that the reverse stock split is in the Company’s and its stockholders’ best interests at that time. In connection with any determination to effect the reverse stock split, the Board will set the time for such a split and select the specific ratio from the proposed reverse stock split ratios included in this Proposal 9. These determinations will be made by the Board with the intention to create the greatest marketability for the Company’s common stock based upon prevailing market conditions at that time.

The Board reserves its right to elect not to proceed, and abandon, the reverse stock split if it determines, in its sole discretion, that this proposal is no longer in the best interests of the Company’s stockholders.

Purpose of the Reverse Stock Split

The Company’s common stock currently trades on the Nasdaq Capital Market under the symbol “MBRX”. The Nasdaq Capital Market has several continued listing criteria that companies must satisfy in order to remain listed on the exchange. One of these criteria is that the Company’s common stock has a trading price that is greater than or equal to $1.00 per share. The trading price of the Company’s common stock was $0.27 on the Record Date which is below this minimum price. The Company believes that approval of this Proposal 9 would significantly reduce the Company’s risk of not meeting this continued listing standard in the future. The Board intends to effect the proposed reverse stock split only if it believes that such split is necessary to maintain its listing on the Nasdaq Capital Market.

In addition to maintaining its listing, a decrease in the number of shares outstanding is likely to improve the trading price for the Company’s common stock. The Company believes that a number of institutional investors and investment funds are reluctant to invest, and in some cases may be prohibited from investing, in lower-priced stocks and that brokerage firms are reluctant to recommend lower-priced stocks to their clients. By effecting a reverse stock split, the Company believes it may be able to raise its common stock price to a level where the Company’s common stock could be viewed more favorably by potential investors.

Other investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for lower-priced stocks. A higher stock price after a reverse stock split could alleviate this concern.

The combination of lower transaction costs and increased interest from institutional investors and investment funds could have the effect of improving the trading liquidity of the Company’s common stock.

Certain Risk Associated with the Reverse Stock Split

Before voting on this Proposal 9, you should consider the following risks associated with the implementation of the reverse stock split.

●	While the Board believes that a higher stock price may help generate investor interest, there can be no assurance that the reverse stock split will result in any particular price for the Company’s common stock or result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of the Company’s common stock may not necessarily improve.

●	There can be no assurance that the market price per new share of the Company’s common stock after a reverse stock split will remain unchanged or increase in proportion to the reduction in the number of old shares of the Company’s common stock outstanding before the reverse stock split. Accordingly, the total market capitalization of the Company’s common stock after the reverse stock split may be lower than the total market capitalization before the reverse stock split. Moreover, in the future, the market price of the Company’s common stock following the reverse stock split may not exceed or remain higher than the market price prior to the reverse stock split.

●	Although we expect that the reverse stock split will result in an increase in the market price of our common stock, we cannot assure you that the reverse stock split, if implemented, will increase the market price of our common stock in proportion to the reduction in the number of shares of common stock outstanding or result in a permanent increase in the market price. The effect the reverse stock split may have upon the market price of our common stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in similar circumstances to ours is varied. In addition, as described in Proposal 6, our Series E Warrants have provisions that provide that the exercise price and number of shares underlying the warrants will be adjusted upon the completion of a reverse split, which provisions may result in substantial dilution to our shareholders. If the reverse stock split is effected and the market price of the Company’s common stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split. The market price of the Company’s common stock will, however, also be based on performance and other factors, which are unrelated to the number of shares outstanding. Furthermore, the liquidity of the Company’s common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

●

The reverse stock split may result in some stockholders owing “odd lots” of less than 100 shares of our common stock on a post-split basis. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.

Prior Reverse Stock Splits

The Company has completed previous reverse stock splits, which have temporarily increased the Company’s stock price, but which did not result in its stock price maintaining such increase in the long-term. On March 22, 2024, the Company completed a 1-for-15 reverse stock split. Although the primary objective of the Company’s previous reverse stock splits has been to increase the stock price in order to comply with the $1.00 per share minimum price requirements of the Nasdaq Capital Market, the previous reverse stock splits have not resulted in the long-term achievement of such objectives. The Company can provide no assurance that if this Proposal 9 is approved, and if the Company completes another reverse stock split, that the primary objective of the stock split, which is to comply with the $1.00 per share minimum price requirements of the Nasdaq Capital Market, will be achieved for a longer period of time than has occurred historically.

Determination of Ratio

The ratio of the reverse stock split, if approved and implemented, will be a ratio of between 1-for-2 to 1-for-30 (or any whole number in between), as determined by the Board in its sole discretion, prior to the one-year anniversary of this Annual Meeting. Even if approved, the Board will have discretion to delay or not to implement the reverse stock split.

In determining the reverse stock split ratio, our Board will consider numerous factors, including:

●	the historical and projected performance of our common stock;

●	general economic and other related conditions prevailing in our industry and in the marketplace;

●	the projected impact of the selected reverse stock split ratio on trading liquidity in our common stock;

●	our capitalization (including the number of shares of our common stock issued and outstanding);

●	the prevailing trading price for our common stock and the volume level thereof; and

●	potential devaluation of our market capitalization as a result of a reverse stock split.

The purpose of asking for authorization to amend the Certificate of Incorporation to implement the reverse stock split at a ratio to be determined by the Board, as opposed to a ratio fixed in advance, is to give our Board the flexibility to take into account then-current market conditions and changes in price of our common stock and to respond to other developments that may be deemed relevant when considering the appropriate ratio.

Board Discretion to Implement the Reverse Stock Split

If the reverse stock split is approved by the Company’s stockholders, it will be effected, if at all, only upon a determination by the Board that a reverse stock split (at a ratio determined by the Board as described above) is in the best interests of the Company and the stockholders. The Board’s determination as to whether the reverse stock split will be effected and, if so, at what ratio, will be based upon certain factors, including existing and expected marketability and liquidity of the Company’s common stock, prevailing market conditions and the likely effect on the market price of the Company’s common stock. If the Board determines to effect the reverse stock split, the Board will consider various factors in selecting the ratio including the overall market conditions at the time and the recent trading history of the common stock.

Principal Effects of the Reverse Stock Split

A reverse stock split refers to a reduction in the number of outstanding shares of a class of a corporation’s capital stock, which may be accomplished, as in this case, by reclassifying and combining all of our outstanding shares of common stock into a proportionately smaller number of shares. For example, if our Board decides to implement a 1-for-10 reverse stock split of our common stock, then a stockholder holding 10,000 shares of our common stock before the reverse stock split would instead hold 1,000 shares of our common stock immediately after the reverse stock split. The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in our Company or proportionate voting power, except for minor adjustments due to the additional net share fraction that will need to be issued as a result of the treatment of fractional shares. No fractional shares will be issued in connection with the reverse stock split.

The principal effect of the reverse stock split will be that (i) the number of shares of common stock issued and outstanding will be reduced to a number of shares between and including one-half to one-30 that amount, as the case may be based on the ratio for the reverse stock split as determined by our Board, and (ii) all outstanding options and warrants (other than our Series E Warrants as described in Proposal 6) entitling the holders thereof to purchase shares of common stock will enable such holders to purchase, upon exercise of their options or warrants, as applicable, between and including one-half to one-30 of the number of shares of common stock which such holders would have been able to purchase upon exercise of their options or warrants, as applicable, immediately preceding the reverse stock split at an exercise price equal to between and including 2 to 30 times the exercise price specified before the reverse stock split, resulting in essentially the same aggregate price being required to be paid therefor upon exercise thereof immediately preceding the reverse stock split, as the case may be based on the ratio for the reverse stock split as determined by our Board. Other awards under our Stock Plan would be subject to proportionate adjustments.

The following table, which is for illustrative purposes only, illustrates the effects of the reverse stock split at certain exchange ratios within the foregoing range, without giving effect to any adjustments for fractional shares of common stock, on our outstanding shares of common stock and authorized shares of capital stock as of June 23, 2025.

	Before Reverse Stock Split	After Reverse Stock Split
		1-for-2	1-for-10	1-for-20	1-for-30
Common Stock Authorized (assuming approval of Proposal 8)	500,000,000	500,000,000	500,000,000	500,000,000	500,000,000
Preferred Stock Authorized	5,000,000	5,000,000	5,000,000	5,000,000	5,000,000
Common Stock Issued and Outstanding	14,127,494	7,063,747	1,412,749	706,375	470,916
Common Stock Underlying Options and Warrants (1)	68,747,802	34,373,901	6,874,780	3,437,390	2,291,593
Common Stock Available for Grant under equity incentive awards (assuming approval of Proposal 3)	6,119,166	3,059,583	611,917	305,958	203,972
Common Stock Authorized and Unreserved	411,005,538	455,502,769	491,100,554	495,550,277	497,033,518

(1) Assumes 48,240,000 shares underlying the Series E Warrants, which is number of shares currently underlying the Series E Warrants. As described in Proposal 6, the number of shares underlying such warrants may increase as a result of the reverse split.

The Reverse Split Amendment will not change the terms of our common stock. The shares of new common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized. The common stock issued pursuant to the reverse stock split will remain fully paid and non-assessable. The reverse stock split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act. We will continue to be subject to the periodic reporting requirements of the Exchange Act.

Accounting Matters

The reverse stock split will not affect the par value of our common stock. As a result, on the effective date of the reverse stock split, the stated capital on our balance sheet attributable to the common stock will be reduced to between and including one-half to one-30 of its present amount, as the case may be based on the ratio for the reverse stock split as determined by our Board, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. Our per share net loss will be retroactively increased for each period because there will be fewer shares of our common stock outstanding.

Effect on Authorized by Unissued Shares

The reverse stock split will have the effect of significantly increasing the number of authorized but unissued shares of common stock. The number of authorized shares of common stock will not be decreased and will remain at 100,000,000 or 500,000,000 if Proposal 8 is approved. Because the number of outstanding shares will be reduced as a result of the reverse stock split, the number of shares available for issuance will be increased. See the table above under the section titled “Principal Effects of the Reverse Stock Split” that shows the number of unreserved shares of common stock that would be available for issuance at various reverse stock split ratios.

Potential Anti-Takeover and Dilutive Effects

The purpose of the reverse stock split is not to establish any barriers to a change of control or acquisition of the Company. However, because the number of authorized shares of common stock will remain at 100,000,000 or 500,000,000 if Proposal 8 is approved, this Proposal 9, if adopted and implemented, will result in a relative increase in the number of authorized but unissued shares of our common stock as compared to the outstanding shares of our common stock and could, under certain circumstances, have an anti-takeover effect. Shares of common stock that are authorized but unissued provide our Board with flexibility to effect, among other transactions, public or private financings, mergers, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by our Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. After implementation of the proposed Reverse Split Amendment, our Board will continue to have authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or the Nasdaq listing standards, assuming the Company remains listed on Nasdaq. Our Board is not aware of any attempt to take control of our business and has not considered the reverse stock split to be a tool to be utilized as a type of anti-takeover device. We currently have no plans, proposals or arrangements to issue any shares of common stock that would become newly available for issuance as a result of the reverse stock split.

In addition, if we do issue additional shares of our common stock, the issuance could have a dilutive effect on earnings per share and the book or market value of the outstanding common stock, depending on the circumstances, and would likely dilute a stockholder’s percentage voting power in the Company. Holders of common stock are not entitled to preemptive rights or other protections against dilution. Our Board intends to take these factors into account before authorizing any new issuance of shares.

Procedure for Effecting the Reverse Stock Split and Exchange of Stock Certificates

If this Proposal 9 is approved by our stockholders, the reverse stock split would become effective at such time prior to the one-year anniversary of this Annual Meeting as it is deemed by our Board to be in the best interests of the Company and its stockholders and we file the Reverse Split Amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware. Even if this Proposal 9 is approved by our stockholders, our Board has discretion not to carry out or to delay in carrying out the reverse stock split. Upon the filing of the Reverse Split Amendment, all the old common stock will be converted into new common stock as set forth in the Reverse Split Amendment.

As soon as practicable after the Effective Date of the reverse stock split, stockholders will be notified that the reverse stock split has been effected. If you hold shares of common stock in a book-entry form, you will receive a transmittal letter from our transfer agent as soon as practicable after the Effective Date of the reverse stock split with instructions on how to exchange your shares. After you submit your completed transmittal letter, a transaction statement will be sent to your address of record as soon as practicable after the Effective Date of the reverse stock split indicating the number of post-reverse stock split shares of common stock you hold.

After the Effective Date, the Company’s common stock will each have new committee on uniform securities identification procedures (“CUSIP”) numbers, which is a number used to identify the Company’s equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described above.

After the Effective Date, the Company will continue to be subject to periodic reporting and other requirements of the Exchange Act. We anticipate that the Company’s Common Stock will continue to be reported on the Nasdaq Capital Market under the symbol “MBRX.”

Beginning on the Effective Date of the reverse stock split, each book-entry notation evidencing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

Fractional Shares

No fractional shares of common stock will be issued as a result of any reverse stock split. Instead, in lieu of any fractional shares to which a stockholder of record would otherwise be entitled as a result of the reverse stock split, we will pay cash (without interest) equal to such fraction multiplied by the average of the closing sales prices of the common stock on the Nasdaq Capital Market during regular trading hours for the five consecutive trading days immediately preceding the date of the reverse stock split (with such average closing sales prices being adjusted to give effect to the reverse stock split). After the reverse stock split, a stockholder otherwise entitled to a fractional interest will not have any voting, dividend or other rights with respect to such fractional interest except to receive payment as described above.

Upon stockholder approval of this Proposal 9, if our Board of Directors elects to implement the proposed reverse stock split, stockholders owning, prior to the reverse stock split, less than the number of whole shares of common stock that will be combined into one share of common stock in the reverse stock split would no longer be stockholders. For example, if a stockholder held 14 shares of common stock immediately prior to the reverse stock split and the reverse stock split ratio selected by the Board was 1-for-15, then such stockholder would cease to be a stockholder of the Company following the reverse stock split and would not have any voting, dividend or other rights except to receive payment for the fractional share as described above. We do not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

No Dissenter’s Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenter’s rights with respect to the reverse stock split or the corresponding Reverse Split Amendment to our Certificate of Incorporation to effect the reverse stock split and we will not independently provide our stockholders with any such right.

U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a general summary of certain important U.S. federal income tax considerations of the proposed reverse stock split. It addresses only stockholders who hold our common stock as capital assets (generally, property held for investment). It does not purport to be complete, does not address all U.S. federal income tax consequences relevant to a holder’s particular circumstances, such as the Medicare contribution tax on net investment income or the alternative minimum tax, and does not address stockholders subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, U.S. expatriates and former citizens or long-term residents of the United States, stockholders who hold their pre-reverse stock split shares as part of a straddle, hedge or conversion transaction, S corporations, partnerships or other entities or arrangements treated as partnerships or pass-through entities for U.S. federal income tax purposes (and investors therein), and stockholders who acquired their pre-reverse stock split shares pursuant to the exercise of employee stock options or otherwise as compensation, among others. This summary is based upon current law, which may change, possibly even retroactively. It does not address tax considerations under state, local, foreign and other laws, nor does it address the effects of other U.S. federal tax laws, such as gift and estate tax laws. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the reverse stock split.

If an entity treated as a partnership for U.S. federal income tax purposes holds our common stock, the tax treatment of a partner in the partnership generally will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships holding our common stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them.

This discussion is limited to holders of our common stock that are U.S. Holders. For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our common stock that, for U.S. federal income tax purposes, is or is treated as: an individual who is a citizen or resident of the United States; a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia; an estate, the income of which is subject to U.S. federal income tax regardless of its source; or a trust if either a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended) have the authority to control all substantial decisions of such trust, or the trust has a valid election in effect under applicable Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the reverse stock split, whether or not they are in connection with the reverse stock split.

THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT TAX ADVICE. HOLDERS OF OUR COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS, AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER OTHER U.S. FEDERAL TAX LAWS (INCLUDING ESTATE AND GIFT TAX LAWS), UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE TAX TREATY.

Generally, the reverse stock split is expected to be treated as a “recapitalization” for U.S. federal income tax purposes and therefore is not expected to result in the recognition of gain or loss for federal income tax purposes, except as described below with respect to cash received in lieu of fractional shares (which fractional share generally is treated as received and then exchanged for cash). The adjusted basis of the new shares of common stock will be the same as the adjusted basis of the common stock exchanged for such new shares. The holding period of the new, post-reverse stock split shares of the common stock resulting from implementation of the reverse stock split will include the stockholder’s respective holding periods for the pre-reverse stock split shares. Stockholders who acquired their shares of our common stock on different dates or at different prices should consult their tax advisors regarding the allocation of the tax basis of such shares.

A holder of pre-reverse stock split shares that receives cash in lieu of a fractional share of post-reverse stock split shares should generally be treated as having received such fractional share pursuant to the reverse stock split and then as having exchanged such fractional share for cash in a redemption by the Company. The amount of any gain or loss should be equal to the difference between the ratable portion of the tax basis of the pre-reverse stock split shares exchanged in the reverse stock split that is allocated to such fractional share and the cash received in lieu thereof. In general, any such gain or loss will constitute a long-term capital gain or loss if the U.S. Holder’s holding period for such pre-reverse stock split shares exceeds one year at the time of the reverse stock split. Deductibility of capital losses by holders is subject to limitations. Special rules may apply to cause all or a portion of the cash received in lieu of a fractional share to be treated as a distribution under Section 301 of the Internal Revenue Code of 1986, as amended (rather than as a sale or exchange), with respect to certain U.S. Holders who own more than a minimal amount of our common stock and whose proportionate interest in the Company is not reduced (after taking into account certain constructive ownership rules), or who exercise more than a minimal degree of voting or other type of control over the affairs of the Company. Stockholders should consult their own tax advisors regarding the tax effects to them of receiving cash in lieu of fractional shares based on their particular circumstances.

A U.S. Holder of our common stock may be subject to information reporting and backup withholding on cash paid in lieu of fractional shares in connection with the reverse stock split. A U.S. Holder of our common stock will be subject to backup withholding if such holder is not otherwise exempt and such holder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with applicable backup withholding tax rules.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a U.S. Holder’s federal income tax liability, if any, provided the required information is timely furnished to the Internal Revenue Service. U.S. Holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

The foregoing views are not binding on the Internal Revenue Service or the courts. We have not sought and will not seek an opinion of counsel or any rulings from the Internal Revenue Service regarding the matters discussed above. Accordingly, each stockholder should consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the reverse stock split.

Vote Required and Recommendation of the Board of Directors

The approval of the Reverse Split Proposal requires that the votes cast for the proposal must exceed the votes cast against the proposal. Abstentions and broker non-votes will have no effect on the outcome of this Reverse Split Proposal.

The Board recommends that stockholders vote FOR the approval of the Reverse Split Proposal, which contemplates the amendment to our Certificate of Incorporation to effect a reverse stock split of our outstanding shares of common stock at a reverse stock split ratio of between 1-for-2 to 1-for-30 (or any whole number in between), as determined by the Board of Directors in its sole discretion, prior to the one-year anniversary of this Annual Meeting.

PROPOSAL 10: AUTHORIZATION TO ADJOURN THE ANNUAL MEETING

If the Annual Meeting is convened and a quorum is present, but there are not sufficient votes to approve any of the above proposals, one or more of our proxy holders may move to adjourn the Annual Meeting at that time in order to enable our Board to solicit additional proxies.

In this proposal, we are asking our stockholders to authorize one or more of our proxy holders to adjourn the Annual Meeting to another time and place, if necessary, to solicit additional proxies in the event that there are not sufficient votes to approve any of the above proposals. If our stockholders approve this proposal, one or more of our proxy holders can adjourn the Annual Meeting and any adjourned session of the Annual Meeting to allow for additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat any of the above proposals, we could adjourn the Annual Meeting without a vote on such proposals and seek to convince our stockholders to change their votes in favor of such proposals.

If it is necessary to adjourn the Annual Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Annual Meeting of the time and place to which the Annual Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required and Recommendation of the Board of Directors

The approval of Proposal 10 requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes). Broker non-votes and abstentions will not be taken into account in determining the outcome of the proposal.

The Board recommends that stockholders vote FOR the approval to authorize the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any of the above proposals.

OTHER PROPOSED ACTION

Our Board of Directors does not intend to bring any other matters before the Annual Meeting, nor does it know of any matters which other persons intend to bring before the Annual Meeting. If, however, other matters not mentioned in this proxy statement properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board of Directors.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for the Notice of Internet Availability with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are the Company’s stockholders may be “householding” our proxy materials. A single copy of the Notice of Internet Availability may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the proxy materials or Notice of Internet Availability, please (1) notify your broker, or (2) direct your written request to Moleculin Biotech, Inc., 5300 Memorial Drive, Suite 950, Houston, TX 77007, Attention: Corporate Secretary. Stockholders who currently receive multiple copies of the proxy materials or Notice of Internet Availability at their address and would like to request householding of their communications should contact their brokers. In addition, upon written request to the address set forth above, we will promptly deliver a separate copy of the proxy materials or Notice of Internet Availability to any stockholder at a shared address to which a single copy of the documents was delivered.

STOCKHOLDER PROPOSALS AND SUBMISSIONS

Business must be properly brought before an annual meeting in order to be considered by stockholders. Any stockholder desiring to present a proposal pursuant to Rule 14a-8 of the Exchange Act to be included in the definitive proxy statement and voted on by the stockholders at the 2026 annual meeting of stockholders must submit a written proposal, including all supporting information, to our principal executive offices located in Houston, Texas no later than March 10, 2025, which is 120 days prior to the anniversary date that we released this Proxy Statement to our stockholders for the 2025 Annual Meeting, and must meet all other requirements for inclusion in the proxy statement.

For any proposal that a stockholder wishes to propose for consideration at our next annual meeting but does not wish to include in the proxy materials for that meeting, our Bylaws require a notice of the proposal to be delivered not later than the close of business on May 20, 2026, nor earlier than the close of business on April 20, 2026. The notice of the proposal also must comply with the content requirements for such notices set forth in our Amended and Restated Bylaws.

In addition to satisfying the foregoing requirements under our Bylaws, stockholders who intend to solicit proxies in support of director nominees other than our nominees must comply with the additional requirements of Rule 14a-19(b) under the Exchange Act to comply with the universal proxy rules. The requirements under the universal proxy rules are in addition to the applicable procedural requirements under our Bylaws described above.

ANNUAL REPORT

A copy of Moleculin Biotech, Inc.’s Annual Report is available without charge (except for exhibits, which are available upon payment of a reasonable fee) upon written request to Moleculin Biotech, Inc., 5300 Memorial Drive, Suite 950, Houston, TX 77007.

Whether or not you expect to be present at the Annual Meeting, please sign and return the enclosed proxy promptly. Your vote is important. If you are a stockholder of record and attend the Annual Meeting and wish to vote in person, you may withdraw your proxy at any time prior to the vote.

By Order of the Board of Directors MOLECULIN BIOTECH, INC.

/s/ WALTER V. KLEMP
Walter V. Klemp
Chairman of the Board, President and Chief Executive Officer

Houston, Texas

July 8, 2025

Annex A

MOLECULIN BIOTECH, INC.

2024 STOCK PLAN

(Amended and Restated)

_______________________________________

Section 1.      Establishment and Purpose.

1.1    The Board of Directors of Moleculin Biotech, Inc. (the “Company”) established the Moleculin Biotech, Inc. 2024 Stock Plan (the “Plan”), effective as of October 24, 2024. The Plan was amended effective as of August 18, 2025, subject to approval by the Company’s stockholders at the Company’s annual meeting on such date. Awards granted prior to the effective date of the Plan’s amendment and restatement shall be governed by the terms of the Plan as in effect on the grant date of the Award.

1.2    The purpose of the Plan is to attract and retain outstanding individuals as Key Employees, Directors and Consultants of the Company and its Subsidiaries, to recognize the contributions made to the Company and its Subsidiaries by Key Employees, Directors and Consultants, and to provide such Key Employees, Directors and Consultants with additional incentive to expand and improve the profits and achieve the objectives of the Company and its Subsidiaries, by providing such Key Employees, Directors and Consultants with the opportunity to acquire or increase their proprietary interest in the Company through receipt of Awards.

Section 2.      Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

2.1      “Award” means any award or benefit granted under the Plan, which shall be a Stock Option, a Stock Award, a Stock Unit Award or an SAR.

2.2      “Award Agreement” means, as applicable, a Stock Option Agreement, Stock Award Agreement, Stock Unit Award Agreement or SAR Agreement evidencing an Award granted under the Plan.

2.3      “Board” means the Board of Directors of the Company.

2.4      “Change in Control” has the meaning set forth in Section 8.2 of the Plan.

2.5      “Cause” means that the Participant: (A) pleads “guilty” or “no contest” to, or is convicted of an act which is defined as a felony under federal or state law, or is indicted or formally charged with acts involving criminal fraud or embezzlement; (B) in carrying out his or her duties, engages in conduct that constitutes gross negligence or willful misconduct; (C) engages in substantiated fraud, misappropriation or embezzlement against the Company; (D) engages in any inappropriate or improper conduct that causes material harm to the reputation of the Company; or (E) materially breaches the terms of any agreement between the Participant and the Company.

2.6     “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.7      “Committee” means the Compensation Committee of the Board or such other committee as may be designated by the Board from time to time to administer the Plan, or, if no such committee has been designated at the time of any grants, it shall mean the Board.

2.8      “Common Stock” means the Common Stock, par value $0.001 per share, of the Company.

2.9      “Company” means Moleculin Biotech, Inc., a Delaware corporation.

2.10      “Consultant” means any person, including an advisor, who is engaged by the Company or an affiliate to render consulting or advisory services and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

2.11    “Director” means a director of the Company who is not an employee of the Company or a Subsidiary.

2.12    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.13    “Fair Market Value” means as of any date, the closing price of a share of Common Stock on the national securities exchange on which the Common Stock is listed, or, if the Common Stock is not listed on a national securities exchange, the over-the-counter market on which the Common Stock trades, or, if the Common Stock is not listed on a national securities exchange or an over-the-counter market, as determined by the Board as of such date, or, if no trading occurred on such date, as of the trading day immediately preceding such date.

2.14    “Incentive Stock Option” or “ISO” means a Stock Option granted under Section 5 of the Plan that meets the requirements of Section 422(b) of the Code or any successor provision.

2.15    “Key Employee” means an employee of the Company or any Subsidiary selected to participate in the Plan in accordance with Section 3. A Key Employee may also include a person who is granted an Award (other than an Incentive Stock Option) in connection with the hiring of the person prior to the date the person becomes an employee of the Company or any Subsidiary, provided that such Award shall not vest prior to the commencement of employment.

2.16    “Non-Qualified Stock Option” or “NSO” means a Stock Option granted under Section 5 of the Plan that is not an Incentive Stock Option.

2.17    “Participant” means a Key Employee, Director or Consultant selected to receive an Award under the Plan.

2.18    “Plan” means the Moleculin Biotech, Inc. 2024 Stock Plan.

2.19    “Stock Appreciation Right” or “SAR” means a grant of a right to receive shares of Common Stock or cash under Section 8 of the Plan.

2.20    “Stock Award” means a grant of shares of Common Stock under Section 6 of the Plan.

2.21    “Stock Option” means an Incentive Stock Option or a Non-Qualified Stock Option granted under Section 5 of the Plan.

2.22    “Stock Unit Award” means a grant of a right to receive shares of Common Stock or cash under Section 7 of the Plan.

2.23    “Subsidiary” means an entity of which the Company is the direct or indirect beneficial owner of not less than 50% of all issued and outstanding equity interest of such entity.

Section 3.            Administration.

3.1       The Committee.

The Plan shall be administered by the Committee, which shall be comprised of at least two members of the Board who satisfy the “non-employee director” definition set forth in Rule 16b-3 under the Exchange Act, unless the Board otherwise determines.

3.2       Authority of the Committee.

(a)    The Committee, in its sole discretion, shall determine the Key Employees, Consultants and Directors to whom, and the time or times at which Awards will be granted, the form and amount of each Award, the expiration date of each Award, the time or times within which the Awards may be exercised, the cancellation of the Awards and the other limitations, restrictions, terms and conditions applicable to the grant of the Awards. The terms and conditions of the Awards need not be the same with respect to each Participant or with respect to each Award.

(b)    To the extent permitted by applicable law, regulation, and rules of a stock exchange on which the Common Stock is listed or traded, the Committee may delegate its authority to grant Awards to Key Employees and to determine the terms and conditions thereof to such officer of the Company as it may determine in its discretion, on such terms and conditions as it may impose, except with respect to Awards to officers subject to Section 16 of the Exchange Act.

(c)    The Committee may, subject to the provisions of the Plan, establish such rules and regulations as it deems necessary or advisable for the proper administration of the Plan, and may make determinations and may take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each determination or other action made or taken pursuant to the Plan, including interpretation of the Plan and the specific terms and conditions of the Awards granted hereunder, shall be final and conclusive for all purposes and upon all persons.

(d)    No member of the Board or the Committee shall be liable for any action taken or determination made hereunder in good faith. Service on the Committee shall constitute service as a Director so that the members of the Committee shall be entitled to indemnification and reimbursement as Directors of the Company pursuant to the Company’s Certificate of Incorporation and By-Laws.

3.3       Award Agreements.

(a)    Each Award shall be evidenced by a written Award Agreement specifying the terms and conditions of the Award. In the sole discretion of the Committee, the Award Agreement may condition the grant of an Award upon the Participant’s entering into one or more of the following agreements with the Company: (i) an agreement not to compete with the Company and its Subsidiaries which shall become effective as of the date of the grant of the Award and remain in effect for a specified period of time following termination of the Participant’s employment with the Company; (ii) an agreement to cancel, to the extent permitted under Section 409A of the Code, any employment agreement, fringe benefit or compensation arrangement in effect between the any employment agreement, fringe benefit or compensation arrangement in effect between the Company and the Participant; and (iii) an agreement to retain the confidentiality of certain information. Such agreements may contain such other terms and conditions as the Committee shall determine. If the Participant shall fail to enter into any such agreement at the request of the Committee, then the Award granted or to be granted to such Participant shall be forfeited and cancelled.

(b)      Performance-Based Awards.

(i)         The Committee may, in its discretion, provide that any Award granted under the Plan shall be subject to the attainment of performance goals.

(ii)        Performance goals may be based on one or more business criteria, including, but not limited to: earnings, earnings per share or earnings per share growth; earnings before interest and taxes, or earnings before interest, taxes, depreciation and/or amortization; Share price; total stockholder return, return on assets; net asset turnover; inventory turnover; return on capital or return on invested capital; return on equity; cash flow; net or pre-tax income; profit margin; working capital turns; market share; expense management; revenue; revenue growth; stockholder equity; leverage ratio; investment rating; debt coverage; the achievement of clinical milestones; and the achievement of technological milestones.  Performance goals may be absolute in their terms or measured against or in relationship to the performance of other companies or indices selected by the Committee, and may be particular to one or more lines of business or Subsidiaries or may be based on the performance of the Company and its Subsidiaries as a whole.  In addition, the Committee may adjust performance goals for any events that occur during a performance period, including significant acquisitions or dispositions of businesses or assets by the Company; litigation, judgments or settlements; changes in tax laws, accounting principles, or other laws or provisions affecting reported results; any reorganization and restructuring programs; unusual and/or non-recurring items; and fluctuations in foreign exchange rates.

(iii)       With respect to each performance period established by the Committee, the Committee shall establish such performance goals relating to one or more of the business criteria identified above, and shall establish targets for Participants for achievement of performance goals.  The performance goals and performance targets established by the Committee may be identical for all Participants for a given performance period or, at the discretion of the Committee, may differ among Participants.  Following the completion of each performance period, the Committee shall determine the extent to which performance goals for that performance period have been achieved, and the related performance-based restrictions shall lapse in accordance with the terms of the applicable Award Agreement.

Section 4.            Shares of Common Stock Subject to Plan.

4.1       Total Number of Shares.

(a)   The total number of shares of Common Stock that may be issued under the Plan shall be 7,000,000 (which reflects the 1,000,000 shares previously authorized under the Plan and 6,000,000 shares to be issued under the Plan pursuant to this amendment and restatement). Such shares may be either authorized but unissued shares or treasury shares, and shall be adjusted in accordance with the provisions of Section 4.3 of the Plan.

(b)    The number of shares of Common Stock delivered by a Participant or withheld by the Company on behalf of any such Participant as full or partial payment of an Award, including the exercise price of a Stock Option or of any required withholding taxes, shall not again be available for issuance pursuant to subsequent Awards, and shall count towards the aggregate number of shares of Common Stock that may be issued under the Plan. Any shares of Common Stock purchased by the Company with proceeds from a Stock Option exercise shall not again be available for issuance pursuant to subsequent Awards, shall count against the aggregate number of shares that may be issued under the Plan and shall not increase the number of shares available under the Plan.

(c)    If there is a lapse, forfeiture, expiration, termination or cancellation of any Award for any reason (including for reasons described in Section 3.3), or if shares of Common Stock are issued under such Award and thereafter are reacquired by the Company pursuant to rights reserved by the Company upon issuance thereof, the shares of Common Stock subject to such Award or reacquired by the Company shall again be available for issuance pursuant to subsequent Awards, and shall not count towards the aggregate number of shares of Common Stock that may be issued under the Plan.

4.1       Total Number of Shares.

Of the shares of Common Stock authorized for issuance under the Plan pursuant to Section 4.1:

(a)  The maximum number of shares of Common Stock as to which a Key Employee or Consultant may receive Stock Options or SARs in any calendar year will not exceed $1,000,000 in total value (calculating the value of any such Stock Options or SARs based on the grant date fair value of such Stock Options or SARs for financial reporting purposes). For the avoidance of doubt, shares of Common Stock that may be used for Stock Awards and/or Stock Unit Awards pursuant to Section 4.2(c) shall not be included in the foregoing calculation.

(b)    The maximum number of shares of Common Stock that may be subject to Stock Options (ISOs and/or NSOs) is the full number of shares of Common Stock that may be issued under Section 4.1 of the Plan.

(c)    The maximum number of shares of Common Stock that may be used for Stock Awards and/or Stock Unit Awards that may be granted to any Key Employee or Consultant in any calendar year will not exceed $1,000,000 in total value (calculating the value of any such Stock Awards and/or Stock Unit Awards based on the grant date fair value of such Stock Awards and/or Stock Unit Awards for financial reporting purposes). For the avoidance of doubt, shares of Common Stock that may be used for Stock Options and/or SARs pursuant to Section 4.2(a) shall not be included in the foregoing calculation.

(d)    The maximum number of shares of Common Stock subject to Awards granted under the Plan or otherwise during any one calendar year to any Director, taken together with any cash fees paid by the Company to such Director during such calendar year for service on the Board, will not exceed $500,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes).

The numbers of shares described herein shall be as adjusted in accordance with Section 4.3 of the Plan.

4.3       Adjustment.

In the event of any reorganization, recapitalization, stock split, stock distribution, merger, consolidation, split-up, spin-off, combination, subdivision, consolidation or exchange of shares, any change in the capital structure of the Company or any similar corporate transaction, the Committee shall make such adjustments as it deems appropriate, in its sole discretion, to preserve the benefits or intended benefits of the Plan and Awards granted under the Plan. Such adjustments may include: (a) adjustment in the number and kind of shares reserved for issuance under the Plan; (b) adjustment in the number and kind of shares covered by outstanding Awards; (c) adjustment in the exercise price of outstanding Stock Options or SARs or the price of Stock Awards or Stock Unit Awards under the Plan; (d) adjustments to any of the shares limitations set forth in Section 4.1 or 4.2 of the Plan; and (e) any other changes that the Committee determines to be equitable under the circumstances.

Section 5.            Grants of Stock Options.

5.1       Grant.

Subject to the terms of the Plan, the Committee may from time to time grant Stock Options to Participants. Unless otherwise expressly provided at the time of the grant, Stock Options granted under the Plan to Key Employees will be NSOs. Stock Options granted under the Plan to Directors or Consultants who, in each case are not employees of the Company or any Subsidiary will be NSOs. Only Key Employees of the Company, any “parent corporation” (as defined in Section 424(e) of the Code or any Subsidiary that is a “subsidiary company” (as defined in Section 424(f) and (g) of the Code) are eligible to be granted ISOs.

5.2       Stock Option Agreement.

The grant of each Stock Option shall be evidenced by a written Stock Option Agreement specifying the type of Stock Option granted, the exercise period, the exercise price, the terms for payment of the exercise price, the expiration date of the Stock Option, the number of shares of Common Stock to be subject to each Stock Option and such other terms and conditions established by the Committee, in its sole discretion, not inconsistent with the Plan.

5.3       Exercise Price and Exercise Period.

With respect to each Stock Option granted to a Participant:

(a)    The per share exercise price of each Stock Option shall not be less than the Fair Market Value of the Common Stock subject to the Stock Option on the date on which the Stock Option is granted.

(b)    Each Stock Option shall vest and become exercisable as provided in the Stock Option Agreement and subject to such terms and conditions as determined by the Committee; provided that the Committee shall have the discretion to accelerate the date as of which any Stock Option shall become exercisable in the event of the Participant’s termination of employment with the Company, or service on the Board or as a Consultant, for any reason other than Cause.

(c)    Each Stock Option shall expire, and all rights to purchase shares of Common Stock thereunder shall expire, on the date ten years after the date of grant.

5.4       Required Terms and Conditions of ISOs.

In addition to the foregoing, each ISO granted to a Key Employee shall be subject to the following specific rules:

(a)    The aggregate Fair Market Value (determined with respect to each ISO at the time such Option is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by a Key Employee during any calendar year (under all incentive stock option plans of the Company and its Subsidiaries) shall not exceed $100,000. If the aggregate Fair Market Value (determined at the time of grant) of the Common Stock subject to an ISO which first becomes exercisable in any calendar year exceeds the limitation of this Section 5.4(a), so much of the ISO that does not exceed the applicable dollar limit shall be an ISO and the remainder shall be a NSO; but in all other respects, the original Stock Option Agreement shall remain in full force and effect.

(b)    Notwithstanding anything herein to the contrary, if an ISO is granted to a Key Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or its parent or subsidiaries within the meaning of Section 422(b)(6) of the Code): (i) the purchase price of each share of Common Stock subject to the ISO shall be not less than 110% of the Fair Market Value of the Common Stock on the date the ISO is granted; and (ii) the ISO shall expire, and all rights to purchase shares of Common Stock thereunder shall expire, no later than the fifth anniversary of the date the ISO was granted.

(c)    No ISOs shall be granted under the Plan after ten years from the earlier of the date the Plan is adopted or approved by shareholders of the Company.

5.5       Exercise of Stock Options.

(a)    A Participant entitled to exercise a Stock Option may do so by delivering written notice to that effect specifying the number of shares of Common Stock with respect to which the Stock Option is being exercised and any other information the Committee may prescribe. Such notice will be accompanied by payment in full of the purchase price. All notices or requests provided for herein shall be delivered to the Chief Financial Officer of the Company.

(b)    The Committee in its sole discretion may make available one or more of the following alternatives for the payment of the Stock Option exercise price: (i) in cash or by certified or bank check; (ii) in cash received from a broker-dealer to whom the Participant has submitted an exercise notice together with irrevocable instructions to deliver promptly to the Company the amount of sales proceeds from the sale of the shares subject to the Stock Option to pay the exercise price; (iii) by directing the Company to withhold such number of shares of Common Stock otherwise issuable in connection with the exercise of the Stock Option having an aggregate Fair Market Value equal to the exercise price; (iv) by delivering previously acquired shares of Common Stock that are acceptable to the Committee and that have an aggregate Fair Market Value on the date of exercise equal to the Stock Option exercise price; (v) by certifying to ownership by attestation of such previously acquired shares of Common Stock; or (vi) by combination of any of the foregoing methods.

The Committee shall have the sole discretion to establish the terms and conditions applicable to any alternative made available for payment of the Stock Option exercise price.

Section 6.            Stock Awards.

6.1       Grant.

The Committee may, in its discretion, (a) grant shares of Common Stock under the Plan to any Participant without consideration from such Participant or (b) sell shares of Common Stock under the Plan to any Participant for such amount of cash, Common Stock or other consideration as the Committee deems appropriate.

6.2       Stock Award Agreement.

Each share of Common Stock granted or sold hereunder shall be subject to such restrictions, conditions and other terms as the Board may determine at the time of grant or sale, the general provisions of the Plan, the restrictions, terms and conditions of the related Stock Award Agreement, and the following specific rules:

(a)    The Award Agreement shall specify whether the shares of Common Stock are granted or sold to the Participant and such other provisions, not inconsistent with the terms and conditions of the Plan, as the Committee shall determine.

(b)    The restrictions to which the shares of Common Stock awarded hereunder are subject shall lapse as provided in Stock Award Agreement; provided that the Committee shall have the discretion to accelerate the date as of which the restrictions lapse with respect to any Award held by a Participant in the event of the Participant’s termination of employment with the Company, or service on the Board or as a Consultant, for any reason other than Cause.

(c)    Except as provided in this subsection (c) and unless otherwise set forth in the related Stock Award Agreement, the Participant receiving a grant of or purchasing Common Stock pursuant to an Award Agreement shall thereupon be a stockholder with respect to such shares and shall have the rights of a stockholder with respect to such shares, including the right to vote such shares and to receive dividends and other distributions paid with respect to such shares; provided that any dividends or other distributions payable with respect to the Stock Award shall be accumulated and held by the Company and paid to the Participant only upon, and to the extent, the restrictions lapse in accordance with the terms of the applicable Stock Award Agreement. Any such dividends or other distributions held by the Company attributable to the portion of a Stock Award that is forfeited shall also be forfeited.

Section 7.            Stock Unit Awards.

7.1       Grant.

The Committee may, in its discretion, grant Stock Unit Awards to any Participant. Each Stock Unit subject to the Award shall entitle the Participant to receive, on the date or the occurrence of an event (including the attainment of performance goals) as described in the Stock Unit Award Agreement, a share of Common Stock or cash equal to the Fair Market Value of a share of Common Stock on such date or the date of such event as provided in the Stock Unit Award Agreement.

7.2       Stock Unit Agreement.

Each Stock Unit Award shall be subject to such restrictions, conditions and other terms as the Committee may determine at the time of grant, the general provisions of the Plan, the restrictions, terms and conditions of the related Stock Unit Award Agreement and the following specific rules:

(a)    The Stock Unit Agreement shall specify such provisions, not inconsistent with the terms and conditions of the Plan, as the Committee shall determine.

(b)    The restrictions to which the shares of Stock Units awarded hereunder are subject shall lapse as provided in Stock Unit Agreement; provided that the Committee shall have the discretion to accelerate the date as of which the restrictions lapse with respect to any Award held by a Participant in the event of the Participant’s termination of employment with the Company, or service on the Board or as a Consultant, for any reason other than Cause.

(c)    Except as provided in this subsection (c) and unless otherwise set forth in the Stock Unit Agreement, the Participant receiving a Stock Unit Award shall have no rights of a stockholder, including voting or dividends or other distributions rights, with respect to any Stock Units prior to the date they are settled in shares of Common Stock; provided that a Stock Unit Award Agreement may provide that until the Stock Units are settled in shares or cash, the Participant shall be entitled to receive on each dividend or distribution payment date applicable to the Common Stock an amount equal to the dividends or other distributions that the Participant would have received had the Stock Units held by the Participant as of the related record date been actual shares of Common Stock. Such amounts shall be accumulated and held by the Company and paid to the Participant only upon, and to the extent, the restrictions lapse in accordance with the terms of the applicable Stock Unit Award Agreement. Such amounts held by the Company attributable to the portion of the Stock Unit Award that is forfeited shall also be forfeited.

Section 8.            SARs.

8.1       Grant.

The Committee may grant SARs to Participants. Upon exercise, an SAR entitles the Participant to receive from the Company the number of shares of Common Stock having an aggregate Fair Market Value equal to the excess of the Fair Market Value of one share as of the date on which the SAR is exercised over the exercise price, multiplied by the number of shares with respect to which the SAR is being exercised. The Committee, in its discretion, shall be entitled to cause the Company to elect to settle any part or all of its obligations arising out of the exercise of an SAR by the payment of cash in lieu of all or part of the shares it would otherwise be obligated to deliver in an amount equal to the Fair Market Value of such shares on the date of exercise. Cash shall be delivered in lieu of any fractional shares. The terms and conditions of any such Award shall be determined at the time of grant.

8.2       SAR Agreement.

(a)    Each SAR shall be evidenced by a written SAR Agreement specifying the terms and conditions of the SAR as the Committee may determine, including the SAR exercise price, expiration date of the SAR, the number of shares of Common Stock to which the SAR pertains, the form of settlement and such other terms and conditions established by the Committee, in its sole discretion, not inconsistent with the Plan.

(b)    The per Share exercise price of each SAR shall not be less than 100% of the Fair Market Value of a Share on the date the SAR is granted.

(c)    Each SAR shall expire and all rights thereunder shall cease on the date fixed by the Committee in the related SAR Agreement, which shall not be later than the ten years after the date of grant; provided however, to the extent permitted under Section 409A of the Code and regulations thereunder, if a Participant is unable to exercise an SAR because trading in the Common Stock is prohibited by law or the Company’s insider-trading policy, the SAR exercise date shall be extended to the date that is 30 days after the expiration of the trading prohibition.

(d)    Each SAR shall become exercisable as provided in the related SAR Agreement; provided that notwithstanding any other Plan provision, the Committee shall have the discretion to accelerate the date as of which any SAR shall become exercisable in the event of the Participant’s termination of employment, or service on the Board or as a Consultant, for any reason other than Cause.

(e)    No dividends or dividend equivalents shall be paid with respect to any SAR prior to the exercise of the SAR.

(f)    A person entitled to exercise an SAR may do so by delivery of a written notice in accordance with procedures established by the Committee specifying the number of shares of Common Stock with respect to which the SAR is being exercised and any other information the Committee may prescribe. As soon as reasonably practicable after the exercise of an SAR, the Company shall (i) issue the total number of full shares of Common Stock to which the Participant is entitled and cash in an amount equal to the Fair Market Value, as of the date of exercise, of any resulting fractional share, and (ii) if the Committee causes the Company to elect to settle all or part of its obligations arising out of the exercise of the SAR in cash, deliver to the Participant an amount in cash equal to the Fair Market Value, as of the date of exercise, of the shares it would otherwise be obligated to deliver.

Section 9.            Change in Control.

9.1       Effect of a Change in Control.

(a)    Notwithstanding any of the provisions of the Plan or any outstanding Award Agreement, upon a Change in Control of the Company (as defined in Section 9.2), the Committee is authorized and has sole discretion to provide that (i) all outstanding Awards shall become fully exercisable, (ii) all restrictions applicable to all Awards shall terminate or lapse and (iii) performance goals applicable to any Awards shall be deemed satisfied at the highest level, as applicable, in order that Participants may realize the benefits thereunder.

(b)    In addition to the Committee’s authority set forth in Section 3 and except as set forth in any written employment agreement between the Company and the Participant, upon such Change in Control of the Company, the Board is authorized and has sole discretion as to any Award, either at the time such Award is granted hereunder or any time in anticipation of or thereafter, as applicable, to take any one or more of the following actions: (i) cause any outstanding Stock Option or SAR to become fully vested and immediately exercisable for a reasonable period in advance of the Change in Control and, to the extent exercised prior to the Change in Control, cancel that Stock Option or SAR upon the Change in Control; (ii) cancel any Award in exchange for a substitute award; (iii) redeem any shares subject to an outstanding Stock Award or Stock Unit Award for cash and/or other substitute consideration with value equal to the Fair Market Value of an unrestricted share of Common Stock on the date of the Change in Control; (iv) provide for the purchase of any outstanding Stock Option or SAR, for an amount of cash equal to the difference between the exercise price and the then Fair Market Value of the Common Stock covered thereby had such Stock Option been currently exercisable, provided that, if the Fair Market Value per share of Common Stock on the date of the Change in Control does not exceed the exercise price of the Stock Option or SAR, can the Stock Option or SAR without any consideration; (v) make such adjustment to any such Award then outstanding as the Board deems appropriate to reflect such Change in Control; and (vi) cause any such Award then outstanding to be assumed by the acquiring or surviving corporation after such Change in Control or (viii) take such other action as the Committee shall determine to be reasonable under the circumstances.

(c)   In the discretion of the Committee, any cash or substitute consideration payable upon cancellation of an Award may be subjected to (i) vesting terms substantially identical to those that applied to the cancelled Award immediately prior to the Change in Control, or (ii) earn-out, escrow, holdback or similar arrangements, to the extent such arrangements are applicable to any consideration paid to stockholders in connection with the Change in Control.

(d)  Notwithstanding any provision of this Section 9.1, in the case of any Award subject to Section 409A of the Code, the Committee shall only be permitted to take actions under this Section 9.1 to the extent that such actions would be consistent with the intended treatment of such Award under Section 409A of the Code.

9.2       Definition of Change in Control.

“Change in Control” of the Company shall be deemed to have occurred if at any time during the term of an Award granted under the Plan any of the following events occurs:

(a)    any Person (other than the Company, a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of shares of Common Stock of the Company) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors (“Person” and “Beneficial Owner” being defined in Rule 13d-3 of the General Rules and Regulations of the Exchange Act);

(b)    the Company is party to a merger, consolidation, reorganization or other similar transaction with another corporation or other Person unless, following such transaction, more than 50% of the combined voting power of the outstanding securities of the surviving, resulting or acquiring corporation or Person or its parent entity entitled to vote generally in the election of directors (or Persons performing similar functions) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Company’s outstanding securities entitled to vote generally in the election of directors immediately prior to such transaction, in substantially the same proportions as their ownership, immediately prior to such transaction, of the Company’s outstanding securities entitled to vote generally in the election of directors;

(c)    the election to the Board, without the recommendation or approval of two-thirds of the incumbent Board, of the lesser of: (i) three Directors; or (ii) Directors constituting a majority of the number of Directors of the Company then in office; provided, however, that Directors whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of Directors of the Company will not be considered as incumbent members of the Board for purposes of this Section; or

(d)    there is a complete liquidation or dissolution of the Company, or the Company sells all or substantially all of its business and/or assets to another corporation or other Person unless, following such sale, more than 50% of the combined voting power of the outstanding securities of the acquiring corporation or Person or its parent entity entitled to vote generally in the election of directors (or Persons performing similar functions) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Company’s outstanding securities entitled to vote generally in the election of directors immediately prior to such sale, in substantially the same proportions as their ownership, immediately prior to such sale, of the Company’s outstanding securities entitled to vote generally in the election of directors.

In no event, however, shall a Change in Control be deemed to have occurred, with respect to a Participant, if that Participant is part of a purchasing group which consummates the Change in Control transaction. A Participant shall be deemed “part of a purchasing group” for purposes of the preceding sentence if the Participant is an equity participant or has agreed to become an equity participant in the purchasing company or group (except for (a) passive ownership of less than 3% of the shares of the purchasing company; or (b) ownership of equity participation in the purchasing company or group which is otherwise not deemed to be significant, as determined prior to the Change in Control by a majority of the disinterested Directors).

Section 10.         Payment of Taxes.

(a)    In connection with any Award, and as a condition to the issuance or delivery of any shares of Common Stock to the Participant in connection therewith, the Company shall require the Participant to pay the Company the minimum amount of federal, state, local or foreign taxes required to be withheld, and in the Company’s sole discretion, the Company may permit the Participant to pay the Company up to the maximum individual statutory rate of applicable withholding.

(b)    The Company in its sole discretion may make available one or more of the following alternatives for the payment of such taxes: (i) in cash; (ii) in cash received from a broker-dealer to whom the Participant has submitted notice together with irrevocable instructions to deliver promptly to the Company the amount of sales proceeds from the sale of the shares subject to the Award to pay the withholding taxes; (iii) by directing the Company to withhold such number of shares of Common Stock otherwise issuable in connection with the Award having an aggregate Fair Market Value equal to the minimum amount of tax required to be withheld; (iv) by delivering previously acquired shares of Common Stock of the Company that are acceptable to the Board that have an aggregate Fair Market Value equal to the amount required to be withheld; or (v) by certifying to ownership by attestation of such previously acquired shares of Common Stock.

The Committee shall have the sole discretion to establish the terms and conditions applicable to any alternative made available for payment of the required withholding taxes.

Section 11.           Postponement.

The Committee may postpone any grant or settlement of an Award or exercise of a Stock Option or SAR for such time as the Board in its sole discretion may deem necessary in order to permit the Company:

(a)    to effect, amend or maintain any necessary registration of the Plan or the shares of Common Stock issuable pursuant to an Award, including upon the exercise of a Stock Option or SAR, under the Securities Act of 1933, as amended, or the securities laws of any applicable jurisdiction;

(b)    to permit any action to be taken in order to (i) list such shares of Common Stock on a stock exchange if shares of Common Stock are then listed on such exchange or (ii) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Common Stock, including any rules or regulations of any stock exchange on which the shares of Common Stock are listed; or

(c)    to determine that such shares of Common Stock and the Plan are exempt from such registration or that no action of the kind referred to in (b)(ii) above needs to be taken; and the Company shall not be obligated by virtue of any terms and conditions of any Award or any provision of the Plan to sell or issue shares of Common Stock in violation of the Securities Act of 1933 or the law of any government having jurisdiction thereof.

Any such postponement shall not extend the term of an Award and neither the Company nor its Directors or officers shall have any obligation or liability to a Participant, the Participant’s successor or any other person with respect to any shares of Common Stock as to which the Award shall lapse because of such postponement.

Section 12.         Nontransferability.

Awards granted under the Plan, and any rights and privileges pertaining thereto, may not be transferred, assigned, pledged or hypothecated in any manner, or be subject to execution, attachment or similar process, by operation of law or otherwise, other than by will or by the laws of descent and distribution.

Section 13.         Delivery of Shares.

Shares of Common Stock issued pursuant to a Stock Award, the exercise of a Stock or SAR or the settlement of a Stock Unit Award shall be represented by stock certificates or on a non-certificated basis, with the ownership of such shares by the Participant evidenced solely by book entry in the records of the Company’s transfer agent; provided, however, that upon the written request of the Participant, the Company shall issue, in the name of the Participant, stock certificates representing such shares of Common Stock. Notwithstanding the foregoing, shares granted pursuant to a Stock Award shall be held by the Secretary of the Company until such time as the shares are forfeited or settled.

Section 14.           Termination or Amendment of Plan and Award Agreements.

14.1     Termination or Amendment of Plan.

(a)    Except as described in Section 14.3 below, the Board may terminate, suspend, or amend the Plan, in whole or in part, from time to time, without the approval of the stockholders of the Company, unless such approval is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed. No amendment or termination of the Plan shall adversely affect the right of any Participant under any outstanding Award in any material way without the written consent of the Participant, unless such amendment or termination is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed. Subject to the foregoing, the Committee may correct any defect or supply an omission or reconcile any inconsistency in the Plan or in any Award granted hereunder in the manner and to the extent it shall deem desirable, in its sole discretion, to effectuate the Plan.

(b)    The Board shall have the authority to amend the Plan to the extent necessary or appropriate to comply with applicable law, regulation or accounting rules in order to permit Participants who are located outside of the United States to participate in the Plan.

14.2     Amendment of Award Agreements.

The Committee shall have the authority to amend any Award Agreement at any time; provided however, that no such amendment shall adversely affect the right of any Participant under any outstanding Award Agreement in any material way without the written consent of the Participant, unless such amendment is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed.

14.3     No Repricing of Stock Options.

Notwithstanding the foregoing, and except as described in Section 4.3, there shall be no amendment to the Plan or any outstanding Stock Option Agreement or SAR Agreement that results in the repricing of Stock Options or SARs without stockholder approval. For this purpose, repricing includes (i) a reduction in the exercise price of the Stock Option or SARs or (ii) the cancellation of a Stock Option in exchange for cash, Stock Options or SARs with an exercise price less than the exercise price of the cancelled Options or SARs, other Awards or any other consideration provided by the Company, but does not include any adjustment described in Section 4.3.

Section 15.     No Contract of Employment.

Neither the adoption of the Plan nor the grant of any Award under the Plan shall be deemed to obligate the Company or any Subsidiary to continue the employment or service of any Participant for any particular period, nor shall the granting of an Award constitute a request or consent to postpone the retirement date of any Participant.

Section 16.     Applicable Law.

All questions pertaining to the validity, construction and administration of the Plan and all Awards granted under the Plan shall be determined in conformity with the laws of Delaware, without regard to the conflict of law provisions of any state, and, in the case of Incentive Stock Options, Section 422 of the Code and regulations issued thereunder.

Section 17.     Effective Date and Term of Plan.

17.1     Effective Date.

The Plan as amended and restated has been adopted by the Board and stockholders of the Company, and is effective, as of October 24, 2024.

17.2     Term of Plan.

Notwithstanding anything to the contrary contained herein, no Awards shall be granted on or after October 24, 2034.

Annex B

TEXT OF PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION

The proposed amendment to the Amended and Restated Certificate of Incorporation would amend Sections 8 thereof as follows, with new language indicated by underlined text and deletions indicated by strikethroughs:

Article 8.          AMENDMENT OF CERTIFICATE

The Corporation reserves the right to amend, alter or repeal any provision contained in this certificate of incorporation in the manner prescribed by the DGCL and all rights conferred upon stockholders are granted subject to this reservation. ~~Notwithstanding any other provision of this certificate of incorporation, and in addition to any other vote that may be required by law or the terms of any series of Preferred Stock, the affirmative vote of the holders of at least two-thirds of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter or repeal, or adopt any provision as part of this certificate of incorporation inconsistent with the purpose and intent of Articles 5, 6, 7, 8, 9 or 10.~~

Annex C

TEXT OF PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION FOR PROPOSAL 8

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

MOLECULIN BIOTECH, INC.

Moleculin Biotech, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) for the purpose of amending its Amended and Restated Certificate of Incorporation in accordance with the General Corporation Law of the State of Delaware, does hereby make and execute this Certificate of Amendment to the Amended and Restated Certificate of Incorporation, as amended, and does hereby certify that:

1. The provisions of the present Article 4.1 of the Amended and Restated Certificate of Incorporation of the Corporation are amended by amending and restating the second sentence of Article 4.1, with no changes to be made to the previous or subsequent sentences and provisions of Article 4.1:

The total number of shares of all classes of stock that the Corporation shall have the authority to issue is Five Hundred Five Million (505,000,000), of which Five Hundred Million (500,000,000) shares shall be Common Stock, having a par value of $0.001 per share, and, Five Million (5,000,000) of such shares shall be Preferred Stock, having a par value of $0.001 per share.

2. The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware.

3. This amendment shall be effective as of ____, Eastern Time, on the date of filing of this Certificate of Amendment with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, I have signed this Certificate this ____day of ____ 2025.

__________

Annex D

TEXT OF PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION FOR PROPOSAL 9

CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

MOLECULIN BIOTECH, INC.

Moleculin Biotech, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) for the purpose of amending its Amended and Restated Certificate of Incorporation in accordance with the General Corporation Law of the State of Delaware, does hereby make and execute this Certificate of Amendment to the Amended and Restated Certificate of Incorporation, as amended, and does hereby certify that:

1. The Board of Directors of the Corporation (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, adopted resolutions amending Article 4.1 of its Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), so that effective upon the effective time of this Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, [●]1 shares of the Corporation’s common stock, par value $0.001 per share (hereinafter the “Common Stock”), issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one share of Common Stock without increasing or decreasing the par value of each share of Common Stock (the “Reverse Stock Split”) and without increasing or decreasing the authorized number of shares of Common Stock or the Corporation’s preferred stock, par value $0.001 per share (hereinafter the “Preferred Stock”); provided, however, no fractional shares of Common Stock shall be issued in connection with the Reverse Stock Split, and instead, Instead, in lieu of any fractional shares to which a stockholder of record would otherwise be entitled as a result of the reverse stock split, the Corporation will pay cash (without interest) equal to such fraction multiplied by the average of the closing sales prices of the Common Stock on the Nasdaq Capital Market during regular trading hours for the five consecutive trading days immediately preceding the date of the Reverse Stock Split (with such average closing sales prices being adjusted to give effect to the Reverse Stock Split). The Reverse Stock Split shall occur whether or not the certificates representing such shares of Common Stock are surrendered to the Corporation or its transfer agent.

2. Thereafter, pursuant to a resolution of the Board, a meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the foregoing amendment.

3. The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware.

4. This amendment shall be effective as of [●] p.m., Eastern Time, on [●].

IN WITNESS WHEREOF, I have signed this Certificate this [●] day of [●].

MOLECULIN BIOTECH, INC. By: _________________________ Name:____________________ Title: ____________________

(1)         The Board of Directors will determine the reverse split ratio in its sole discretion. The ratio will be one of the following: 1-for-2, 1-for-3, 1-for-4, 1-for-5, 1-for-5, 1-for-6, 1-for-7, 1-for-8, 1-for-9, 1-for-10, 1-for-11, 1-for-12, 1-for-13, 1-for-14, 1-for-15, 1-for-16, 1-for-17, 1-for-18, 1-for-19, 1-for-20, 1-for-21, 1-for-22, 1-for-23, 1-for-24, 1-for-25, 1-for-26, 1-for-27, 1-for-28, 1-for-29, or 1-for-30, as determined by the Board

15

PROXY CARD

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on August 17, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
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VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on August 17, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Moleculin Biotech, Inc.
Annual Meeting of Stockholders
August 18, 2025 10:00 AM CT

This Proxy Is Solicited On Behalf Of The Board Of Directors

The undersigned stockholder acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated July   , 2025, and hereby appoints Walter V. Klemp and Jonathan P. Foster, or either of them, proxies for the undersigned, each with full power of substitution, to vote all of the undersigned's shares of Common Stock of Moleculin Biotech, Inc. (the "Company"), at the Annual Meeting of Stockholders of the Company

to be held at 5300 Memorial Drive, Suite 950, Houston, Texas 77007, on August 18, 2025 at 10:00 AM, CT, and at any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, INCLUDING ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

YOUR VOTE IS VERY IMPORTANT - PLEASE SUBMIT YOUR PROXY

Electronic Copies of the Proxy Statement, Form of Proxy and the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, are available at: www.ProxyVote.com.

(Continued and to be signed on reverse side)

PROXY

The Board of Directors recommends you vote FOR each of the following nominees:	**For All**	**Withhold All**	**For All Except**
1. Election of Directors	☐	☐	☐

Nominees:

01) Walter V. Klemp **04) John Climaco**
02) Robert George **05) Elizabeth Cermak**
03) Michael Cannon **06) Joy Yan**

To withhold authority to vote for any individual nominee(s) mark "For All Except" and write the number(s) of the nominees on the line below.

____

The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5, 6, 7, 8, 9, and 10.

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

Note : In their discretion, upon such other matters as may properly come before the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature (PLEASE SIGN WITHIN BOX)	Date Signature (Joint Owners)	Date